OMB APPROVAL
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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☒	PreliminaryProxy Statement	☐	Confidential,For Use of the Commission Only
(as permitted by Rule 14a-6(e)(2))
☐	DefinitiveProxy Statement
☐	DefinitiveAdditional Materials
☐	SolicitingMaterial Pursuant to § 240.14a-12

Celsion Corporation

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
(1)	Amount previously paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

All stockholders are cordially invited to attend the Annual Meeting. However, whether or not you expect to attend in person, please complete, sign, date and return the enclosed Proxy Card as promptly as possible in the envelope provided for that purpose. Returning your Proxy Card will ensure your representation and help to ensure the presence of a quorum at the Annual Meeting. Your proxy is revocable, as set forth in the accompanying Proxy Statement. Therefore, you may attend the Annual Meeting and vote your shares in person even if you send in your Proxy Card.

By Order of the Board of Directors

Anita J. Finkelstein

Secretary

April 11, 2005

Columbia, Maryland

WHETHER OR NOT YOU INTEND TO ATTEND THE MEETING, PLEASE COMPLETE, SIGN,

DATE AND RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED PRE-ADDRESSED

AND POSTAGE-PAID ENVELOPE.

CELSION CORPORATION

10220-L OLD COLUMBIA ROAD

COLUMBIA, MARYLAND 21046-2364

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD THURSDAY, MAY 19, 2005

To Our Stockholders:

Notice is hereby given that the annual meeting (together with any adjournments, postponements or reschedulings thereof, the “Annual Meeting”) of the stockholders of Celsion Corporation, a Delaware corporation (the “Company”), will be held at ten o’clock AM local time on Thursday, May 19, 2005, at the Four Points by Sheraton BWI Hotel, located at 7032 Elm Rd, Baltimore, MD 21240, for the following purposes:

(1)	To elect one Class I Director, to serve for a three-year term;

(2)	To consider and act to approve a series of nine alternative amendments to the Company’s Amended and Restated Certificate of Incorporation, as amended, to authorize the Board of Directors, in its discretion, to effect a reverse stock split of our common stock at any time prior to the annual meeting of stockholders in 2006, pursuant to which each seven, eight, nine, ten, eleven, twelve, thirteen, fourteen or fifteen outstanding shares of common stock would be combined and converted into one share;

(3)	To ratify the selection of Stegman & Company as the Company’s independent public accountants for the fiscal year ending December 31, 2005;

(4)	To consider and act to grant discretionary authority to the proxy holders named in the accompanying Proxy Card to vote to adjourn or postpone the Annual Meeting to another time or place for the purpose of soliciting additional proxies; and

(5)	To consider and act upon any other matters that may properly come before the Annual Meeting.

The close of business on Friday, April 1, 2005 has been fixed as the record date for the determination of stockholders of the Company entitled to notice of and to vote at the Annual Meeting. Only stockholders of record at the close of business on April 1, 2005 are entitled to notice of, and to vote at, the Annual Meeting.

CELSION CORPORATION

PROXY

STATEMENT

Appendices A-1—A-9: Certificates of Amendment of the Certificate of Incorporation of Celsion Corporation

CELSION CORPORATION

PROXY STATEMENT

SOLICITATION OF PROXY, REVOCABILITY AND VOTING

GENERAL

The Board of Directors of Celsion Corporation (which is sometimes referred to in this Proxy Statement as the “Company”, “Celsion”, “we” or “us”) is furnishing this Proxy Statement in connection with the solicitation, by the Board of Directors, of proxies to be used at the Annual Meeting of Stockholders (together with any adjournments, postponements or reschedulings thereof, the “Annual Meeting”) to be held at ten o’clock AM local time on Thursday, May 19, 2005, at the Four Points by Sheraton BWI Hotel, located at 7032 Elm Rd, Baltimore, MD 21240 for the purposes set forth in the accompanying Notice of the Annual Meeting.

Only stockholders of record at the close of business on the Record Date, Friday, April 1, 2005, are entitled to notice of and to vote at the Annual Meeting. As of the Record Date, there were [•] shares of our common stock, par value $0.01 per share (“Common Stock”), issued and outstanding. Each share of Common Stock is entitled to one vote on each matter submitted to the stockholders at the Annual Meeting. If you were a stockholder as of the Record Date, you are entitled to vote at the Annual Meeting, and we encourage you to attend and vote in person. HOWEVER, WHETHER OR NOT YOU INTEND TO ATTEND THE ANNUAL MEETING, THE BOARD OF DIRECTORS REQUESTS THAT YOU COMPLETE, SIGN, DATE AND RETURN THE ACCOMPANYING PROXY CARD IN ORDER TO ENSURE THE PRESENCE OF A QUORUM. A pre-addressed and postage-paid return envelope is enclosed for your convenience.

Our principal executive offices are located at 10220-L Old Columbia Road, Columbia, Maryland 21046-2364, and our telephone numbers are (410) 290-5390 and (800) 262-0394 (toll free). We are first sending this Proxy Statement and accompanying Proxy Card and Annual Report on Securities and Exchange Commission (“SEC”) Form 10-K for the fiscal year ended December 31, 2004 (our “2004 Annual Report on Form 10-K”) to our stockholders on or about April [•], 2005.

Election of the Class I director at the Annual Meeting will be by plurality vote. This means that the director nominee receiving the greatest number of votes cast, in person or by proxy, by the holders of Common Stock in the election of the Class I director, will be elected. Stockholders may not cumulate their votes in electing directors. The proposals to authorize a reverse stock split involve amendments to Celsion’s Amended and Restated Certificate of Incorporation, as amended (the “Certificate of Incorporation”). Accordingly, adoption of any of the reverse stock split proposals requires the favorable vote of a majority of our outstanding shares. The proposal to grant proxy holders discretionary authority to adjourn or postpone the Annual Meeting requires the affirmative vote of a majority of the votes cast at the Annual Meeting. Ratification of the selection of Stegman & Company to serve as our independent public accountants for the current fiscal year requires the affirmative vote of a majority of the shares of Common Stock present in person or represented by proxy. The presence in person or by proxy of a majority of all shares of Common Stock outstanding and entitled to vote on the Record Date will constitute a quorum for all purposes. In the event that the number of shares represented at the Annual Meeting in person or by proxy is less than a quorum, the persons named in the accompanying Proxy Card intend to vote “FOR” an adjournment of the Annual Meeting.

Stockholder votes will be tabulated by Automated Data Processing, Inc. Shares represented at the Annual Meeting in person or by proxy but not voted will nevertheless be counted for purposes of determining the presence of a quorum. Abstentions and broker non-votes (shares which a broker or nominee has indicated it does not have discretionary authority to vote) on a particular matter will be treated as shares that are present and entitled to vote for purposes of determining the presence of a quorum. Abstentions and broker non-votes therefore will have the same effect as “no” votes on the reverse stock split proposals and on the ratification of Stegman & Company as our independent public accountants, but will have no effect on the election of directors or the proposal to grant proxy holders discretionary authority to adjourn or postpone the Annual Meeting.

PROXIES

If the enclosed Proxy Card is properly dated, signed and returned so that we receive it prior to the time of the Annual Meeting, with choices specified therein, so long as the proxy granted therein is not revoked the shares represented by that Proxy Card will be voted at the Annual Meeting in accordance with the choices indicated. If no choice is specified as to a matter but the Proxy Card otherwise is properly executed, dated and returned, the proxy holders will vote the shares represented by that Proxy Card in accordance with the recommendations of the Board of Directors.

REVOCABILITY OF PROXIES

Any stockholder giving a proxy prior to the Annual Meeting may revoke it either by attending the Annual Meeting and voting his or her shares in person or by delivering to the Company, not later than the commencement of the Annual Meeting, a letter or other suitable instrument of revocation or a later dated Proxy Card, duly executed by the stockholder.

SOLICITATION

We will bear the entire cost of preparing, assembling, printing and mailing this Proxy Statement, the accompanying Proxy Card and the Company’s 2004 Annual Report on Form 10-K, as well as any additional materials that we may furnish to stockholders in connection with the Annual Meeting. Copies of our solicitation materials will be furnished to brokerage houses, fiduciaries and custodians to forward to beneficial owners of stock held in the names of such nominees. The solicitation of proxies will be by mail and direct communication with certain stockholders or their representatives by our officers, directors and employees, who will receive no additional compensation therefore.

PLEASE COMPLETE, SIGN, DATE AND RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED PRE-ADDRESSED AND POSTAGE-PAID ENVELOPE AS PROMPTLY AS POSSIBLE.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information known to the Company regarding the beneficial ownership of Celsion Common Stock as of April 1, 2005 by:

•	each person or group known by us to own beneficially more than 5% of the outstanding Common Stock;

•	each of our directors and director nominees, as well as each executive officer named in the Summary Compensation Table appearing under the heading “Proposal No. 1: Election of Directors—Executive Compensation”; and

•	our directors and executive officers, as a group.

We determine beneficial ownership in accordance with the rules of the SEC. Unless otherwise indicated, the persons included in the table have sole voting and investment power with respect to all shares beneficially owned thereby. Shares of Common Stock subject to options that are currently exercisable or that become exercisable within 60 days of April 1, 2005 are treated as outstanding and beneficially owned by the holder of such options. However, these shares are not treated as outstanding for purposes of computing the percentage ownership of any other person.

NAME AND ADDRESS OF BENEFICIAL OWNER*	NUMBER OF COMMON SHARES BENEFICIALLY OWNED	PERCENT OF COMMON SHARES OUTSTANDING(1)
Augustine Y. Cheung(2)	5,287,176	3.25%
Max E. Link(3)	893,428	**
Gary W. Pace(4)	86,682	**
Dudleigh C. Stone(5)	18,333	**
Claude Tihon(6)	307,679	**
Kris Venkat(7)	747,641	**
Anthony P. Deasey(8)	1,801,667	1.11%
Anita J. Finkelstein	0	**
Carolyn Finkle(9)	99,999	**
Michael Oleck	0	**
Boston Scientific Corporation One Boston Scientific Place Natick, MA 01760-1537	12,732,572	7.91%
Directors, Executive Officers as a group (10 persons)(10)	9,013,923	5.7%

*	Except as otherwise indicated, the address of each of the persons named is c/o Celsion Corporation, 10220-L Old Columbia Road, Columbia, MD 21046-2364.
**	Less than 1%.
(1)	Based on [•] shares of Common Stock outstanding as of April 1, 2005.
(2)	Excludes shares of Common Stock owned through the Augustine Y. Cheung and Fee-Wah Cheung 2001 Family Trust, the Augustine Y. Cheung and Fee-Wah Cheung 2003 Family Trust and the 2004 Family Trust as to which Dr. and Mrs. Cheung have no voting or dispositive power and, therefore, do not have beneficial ownership. Includes 1,750,000 shares of Common Stock underlying currently exercisable options.
(3)	Includes 273,333 shares of Common Stock underlying currently exercisable options.
(4)	Includes 68,333 shares of Common Stock underlying currently exercisable options.
(5)	Consists of shares of Common Stock underlying currently exercisable options.
(6)	Includes 179,333 shares of Common Stock underlying currently exercisable options.
(7)	Includes 668,333 shares of Common Stock underlying currently exercisable options.
(8)	Includes 1,620,000 shares of Common Stock underlying currently exercisable options.
(9)	Consists of shares of Common Stock underlying currently exercisable options.
(10)	Includes 4,677,644 shares of Common Stock underlying currently exercisable options.

COMPLIANCE WITH SECTION 16(a)

OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) requires the Company’s executive officers, directors and persons who own more than 10% of a registered class of our equity securities to file reports regarding ownership and changes in ownership of such equity securities with the SEC. Executive officers, directors and greater than 10% stockholders are required by SEC regulations to furnish to us copies of all reports that they file pursuant to Section 16(a). Based solely on our review of the copies of such forms furnished between January 1, 2004 and December 31, 2004, or with respect to our fiscal year ended December 31, 2004, and on our discussions with directors and executive officers, we believe that, during the fiscal year ended December 31, 2004, all applicable Section 16(a) filing requirements were met, except that the Form 3 for David J. Braitman, formerly our Senior Vice President—Product Development, required at the time he assumed that position was filed one day after the close of the permitted filing period.

CODE OF ETHICS

Celsion has adopted a Code of Ethics and Business Conduct applicable to its directors, officers (including its Chief Executive Officer, Chief Financial Officer, Chief Accounting Officer and other officers performing similar functions) and employees. This Code of Ethics constitutes a code of ethics applicable to senior financial officers within the meaning of the Sarbanes-Oxley Act of 2002 and SEC rules. A copy of the Code of Ethics and Business Conduct was filed as Exhibit 14.1 to Celsion’s Annual Report on Form 10-K for the year ended September 30, 2003. It is available on the Company’s website at http://www.celsion.com and any stockholder may obtain a copy by making a written request to Celsion’s Corporate Secretary, 10220-L Old Columbia Road, Columbia, MD 21046-2364. In the event of any amendments to or waivers of the terms of the Code of Ethics such matters promptly will be posted on the Company’s website.

PROPOSAL No. 1: ELECTION OF DIRECTORS

GENERAL

Our Certificate of Incorporation provides that the number of directors that constitutes the whole Board of Directors is to be fixed by, or in the manner provided in, our Bylaws. The Certificate of Incorporation also provides that the Board of Directors is to be divided into three classes, designated as Class I, Class II and Class III, with such classes as even in size as possible. Our Bylaws provide that the Board of Directors is to consist of between three and nine directors, with the exact number to be fixed by action of the Board. The current number of directors has been fixed by the Board of Directors at six. Effective with the Annual Meeting, the number of directors constituting the whole Board of Directors will be reduced to five.

The terms of the Class I Directors—Mr. Dudleigh C. Stone and Dr. Claude Tihon—will expire with the election and qualification of successor directors at the Annual Meeting. Dr. Tihon has been nominated to stand for re-election to a three-year term. The term of the Class II Director—Dr. Gary W. Pace—will expire with the election and qualification of directors at the annual meeting of stockholders in 2006. The terms of the Class III Directors—Dr. Augustine Y. Cheung, Dr. Max E. Link and Dr Kris Venkat—will expire with the election and qualification of directors at the annual meeting of stockholders in 2007. At each annual meeting of stockholders, the directors elected to succeed those whose terms are expiring succeed to the same class as the directors they replace and each such new director is elected for a term to expire at the third annual meeting of stockholders after his or her election and when his or her successor is duly elected and qualified. A director of any class who is elected to fill a vacancy resulting from an increase in the number of directors would hold office for the remaining term of the class to which he or she is elected, and a director elected to fill a vacancy arising in any other manner would hold office for the remaining term of his or her predecessor. In September 2004, the Board expanded its membership from five to six members and elected Dudleigh C. Stone to fill the resultant vacancy. The Board designated Mr. Stone as a Class I director, with a term expiring in 2005. Earlier this year Mr. Stone informed the Board of Directors that he would not stand for election to a full, three-year term and, thereafter, the Board determined to reduce the number of directors to five. Therefore, the position currently held by Mr. Stone will be eliminated effective with the Annual Meeting.

The Board of Directors has nominated Dr. Claude Tihon to stand for re-election to the Board of Directors as a Class I Director, with a term expiring at the 2008 annual meeting of stockholders and with the election and qualification of his respective successor. The proxies named in the Proxy Card provided with this Proxy Statement intend to vote “FOR” the election of Dr. Tihon unless otherwise instructed. If you do not wish your shares to be voted for Dr. Tihon, you must so indicate by marking the “Withhold Authority” box on the Proxy Card, in which event your shares will not be voted for Dr. Tihon. In the event that Dr. Tihon becomes unavailable, which is not expected, the designated proxies will vote in their discretion for a substitute nominee, or the Board may reduce the number of directors.

VOTE REQUIRED AND RECOMMENDATION

The directors will be elected by a plurality of the votes cast, in person or by proxy, at the Annual Meeting, so long as a quorum is present. As a result, assuming the presence of a quorum, broker non-votes and abstentions will not affect the election of directors.

The BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED THE NOMINEE FOR DIRECTOR AND UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE NOMINEE.

DIRECTORS AND EXECUTIVE OFFICERS

Set forth below is certain information regarding the Company’s current directors and the nominee (who is also a currently serving as director), as well as the Company’s non-director executive officers.

NAME	AGE	POSITION(S)
Max E. Link	64	Chairman
Augustine Y. Cheung	57	President, Chief Executive Officer, Chief Scientific Officer and Director
Gary W. Pace	57	Director
Dudleigh C. Stone	59	Director
Claude Tihon	60	Director
Kris Venkat	58	Director
Anthony P. Deasey	55	Executive Vice President, Chief Operating Officer and Chief Financial Officer
Anita J. Finkelstein	48	Vice President, General Counsel and Corporate Secretary
Carolyn Finkle	46	Vice President—Regulatory Affairs
Michael Oleck	46	Vice President—Operations

Following is the biographical summary for the nominee proposed for election as a Class I Director of the Company at the Annual Meeting and for each of the continuing Class II and Class III Directors.

Class I Director Nominee (Term Expires in 2008)

Dr. Claude Tihon. Dr. Tihon has served as a director of the Company since 1999. Since 1995, he has been President and Chief Executive Officer of ContiCare Medical, Inc., a medical device company engaged in developing urological products to manage women’s stress incontinence and men’s prostate obstruction. From 1987 to 1995, Dr. Tihon served in numerous positions with Pfizer Inc., culminating in his appointment as Vice President of Research and Technology Assessment and Manager of the Endourology Strategic Business Unit of American Medical Systems, Inc., a Pfizer Inc. subsidiary. From 1983 to 1987, Dr. Tihon served as director of Cellular Diagnostics Development of Miles Scientific, a division of Miles Laboratories. From 1979 to 1983, Dr. Tihon served as Senior Research Scientist and Assistant Director of Clinical Cancer Research of Bristol Laboratories, a division of Bristol-Myers Squibb Company. Dr. Tihon holds a Ph.D. in Pathology from Columbia University.

Class II Director (Term Expires in 2006)

Dr. Gary W. Pace. Dr. Pace has served as a director of the Company since 2002. He is currently Chairman and Chief Executive Officer of QRxPharma Pty Ltd., a development stage biopharmaceutical company and a Visiting Scientist at the Massachusetts Institute of Technology (MIT). He also serves as a director of ResMed (NYSE:RMD), Transition Therapeutics Inc. (CDNX:TTH), Peplin Ltd (ASX:PEP), Protiveris Inc., and CTour A/S. From 1995 to 2001, Dr. Pace was President and Chief Executive Officer of RTP Pharma and, from 2000 to 2002, Dr. Pace was Chairman and Chief Executive Officer of Waratah Pharmaceuticals Inc., a spin-off company from RTP Pharma. From 1993 to 1994, he was the founding President and Chief Executive Officer of Transcend Therapeutics Inc. (formerly Free Radical Sciences Inc.), a biopharmaceutical company. From 1989 to 1993, he was Senior Vice President of Clintec International, Inc., a Baxter/Nestle joint venture and manufacturer of clinical nutritional products. Dr. Pace holds a B.S. with honors from the University of New South Wales and a Ph.D. from MIT.

Class III Directors (Terms Expire in 2007)

Dr. Augustine Y. Cheung. Dr. Cheung has been President and Chief Executive Officer of the Company since 2001 and has served as a director and Chief Scientific Officer since 1982. Dr. Cheung was the founder of the Company and previously served as President from 1982 to 1986 and Chief Executive Officer from 1982 to 1996. From 1982 to 1985, Dr. Cheung also was a Research Associate Professor of the Department of Electrical Engineering and Computer Science at George Washington University and, from 1975 to 1981, he was a Research Associate Professor and Assistant Professor at the Institute for Physical Science and Technology and the Department of Radiation Therapy at the University of Maryland. Dr. Cheung holds a Ph.D. and a Masters degree from the University of Maryland.

Dr. Max E. Link. Dr. Link has served as a director of the Company since 1997 and has been the Chairman of the Board of Directors since October 2001. Dr. Link currently provides consulting and advisory services to a number of pharmaceutical and biotechnology companies. From 1993 to 1994, Dr. Link served as Chief Executive Officer of Corange, Ltd., a life science company that was subsequently acquired by Hoffman-LaRoche. From 1971 to 1993, Dr. Link served in numerous positions with Sandoz Pharma AG, culminating in his appointment as Chairman of their Board of Directors in 1992. From 2001 to 2003, Dr. Link served as Chairman and Chief Executive Officer of Centerpulse Ltd. Dr. Link currently serves on the Boards of Directors of Human Genome Sciences, Inc. (Nasdaq:HGSI), Alexion Pharmaceuticals, Inc. (Nasdaq:ALXN), Cell Therapeutics, Inc. (Nasdaq:CTIC), Access Pharmaceuticals, Inc. (AMEX: AKC), Protein Design Labs, Inc. (Nasdaq: PDLI), and Discovery Laboratories, Inc. (Nasdaq:DSCO). Dr. Link holds a Ph.D. in Economics from the University of St. Gallen (Switzerland).

Dr. Kris Venkat. Dr. Venkat has been a director of Celsion since May 2001. Since 2000, he has been Chairman of the Board and Chief Executive Officer of Sundari Enterprises, Inc. He has also been Chairman of the Board of Provid Pharmaceuticals, Inc. (since 2001), Morphochem, Inc. (since 2000), Automated Cell, Inc. (since 2000), Than Technologies, Inc. (since 2003), and Indus Biotech Private Limited (since 2002), as well as two companies based in Germany, Accentua Pharma AG (since 2001) and Juelich Enzyme Products, GmbH (since 1996). Dr. Venkat is a director of Genomics USA, Inc. and Strand Genomics Private Limited, and Vice Chairman of Transvivo, Inc. and Onecia, Inc. Dr Venkat is also a Senior Investment Adviser to TVM Techno Venture Management, Germany. From 1992 to 2000, he served as Chairman of the Board and Chief Executive Officer of Phyton, Inc. and, from 1993 to 2000, as Chairman of the Board and Managing Director of its wholly owned German subsidiary, Phyton, GmbH. From 1990 to 1991, Dr. Venkat was President and Chief Executive Officer of Genmap, Inc. Dr. Venkat is a Visiting Professor of Chemical and Biochemical Engineering at Rutgers University. He has held visiting faculty positions at Yale University, Dartmouth College, Anna University in India and University College, Galway, in Ireland. From 1986 to 1998, Dr. Venkat served as an advisor to the government of India on biotechnology development. Dr. Venkat holds a Ph.D. and a Masters degree in Chemical and Biochemical Engineering from Rutgers University and an undergraduate degree in Chemical Engineering from the Indian Institute of Technology (I.I.T.).

Executive Officers

Following is the biographical summary for each of the Company’s executive officers. Each executive officer is elected by, and serves at the pleasure of, the Board of Directors.

Dr. Augustine Y. Cheung. Dr. Cheung’s biographical information appears immediately above under the heading “Class III Director Nominees (Terms Expire in 2007)”.

Anthony P. Deasey. Mr. Deasey is currently Executive Vice President, Chief Operating Officer and Chief Financial Officer of the Company. Mr. Deasey joined the Company as Senior Vice President—Finance and Chief Financial Officer in November 2000, and became Executive Vice President—Finance and Administration in February 2002. Prior to joining Celsion, he was Senior Vice President—Finance and Chief Financial Officer of World Kitchen (formerly Corning Consumer Products) from 1998 to 2000. He also served as Senior Vice President—Chief Financial Officer of Rollerblade Inc. from 1996 to 1998 and previously held the position of Vice President and Chief Financial Officer with Church & Dwight Co. (NYSE:CHD). Mr. Deasey is a Chartered Accountant who gained his early experience in the international operations of Chesebrough Ponds and Price Waterhouse.

Anita J. Finkelstein. Ms. Finkelstein has been Vice President and General Counsel of the Company since May 2004. From 1995 to 2004, she was a partner in the corporate and securities law practice in the Washington, DC law firm of Venable LLP and, from 1982 until 1995 she was a member of the corporate and securities law practice at Shaw, Pittman in Washington, DC. Ms. Finkelstein, who is a certified public accountant, holds a J.D. degree from the Yale Law School and a B.A. degree in Business Administration/Accounting and Economics from Wittenberg University.

Carolyn Finkle. Ms. Finkle joined the Company as Vice President—Regulatory Affairs in January 2004. Prior to that time, she served in various capacities, including as Vice President of Preclinical Development, with ThermImmune Research Corporation from 2001 to 2004, Vice President of Drug Development of Gemin X Biotechnologies, Inc. from 2000 to 2001, and Director of Preclinical Development with ConjuChem, Inc. from 1998 to 2000. Ms. Finkle is a graduate of the University of Ottawa and earned her M.S. in Chemistry from the University of Toronto.

Michael Oleck. Mr. Oleck has been Vice President—Operations since September 2004. From 2001 until he joined the Company Mr. Oleck held various positions at Cordis Corporation (a Johnson & Johnson Company), most recently as Director—Worldwide Strategic Sourcing—New Product Development. Mr. Oleck previously served as Director—Manufacturing & Plant Engineering for Cytometrics Inc. from 2000 to 2001, following a 20-year career with E.I. DuPont de Nemours & Co. Mr. Oleck holds a B.S. in Electrical Engineering from the New Jersey Institute of Technology, an M.S. in Electrical Engineering from Rensselaer Polytechnic Institute and an M.B.A. from the University of Delaware.

DIRECTORS’ COMPENSATION

During the year ended December 31, 2004, each director who is not also an officer of the Company received annual cash compensation in the amount of $25,000 payable quarterly and an additional $1,000 for attendance at special meetings of the Board of Directors and each meeting of a committee of the Board that is not held in conjunction with a Board meeting. In addition, Dr. Max Link received cash compensation in the amount of $25,000 for his service as Chairman of the Board. Each other non-employee director is reimbursed for his out-of-pocket costs of attending meetings of the Board and of Board committees.

COMMITTEES OF THE BOARD OF DIRECTORS

The Board of Directors presently maintains separately designated Audit, Compensation, and Nominating Committees. The Audit Committee’s principal responsibilities are to select annually a firm of independent auditors to conduct the annual audit of the Company’s financial statements, to assess the independence of the Company’s independent auditors and to meet with the independent auditors from time to time in order to review the Company’s general policies and procedures with respect to audits, accounting and financial controls. Mr. Stone (Chairman) and Drs. Link and Tihon, each of whom is independent under the applicable rules of The American Stock Exchange (“AMEX”), currently serve on the Audit Committee.

The principal responsibilities of the Compensation Committee are to establish compensation policies for the executive officers of the Company and to administer the Company’s incentive plans. Drs. Link (Chairman) and Pace and Mr. Stone currently comprise the Compensation Committee. The Nominating Committee is responsible for identifying and recruiting new members of the Board of Directors when vacancies arise, identifying and recruiting nominees for election as directors, reconsideration of incumbent directors in connection with nominations for elections of directors and ensuring that the Board is properly constituted to meet its corporate governance obligations. The current members of the Nominating Committee are Drs. Tihon (Chairman), Link and Pace, each of whom is deemed to be independent under applicable rules of The American Stock Exchange.

Current copies of the charters for each of these Board committees can be found on our website located at www.celsion.com.

MEETINGS OF THE BOARD AND ITS COMMITTEES

During the fiscal year ended December 31, 2004, there were a total of seven meetings of the Board of Directors. During the fiscal year ended December 31, 2004, the Audit Committee met five times, the Compensation Committee met three times, and the Nominating Committee met twice. All directors, other than Dudleigh C. Stone, who was elected to fill a vacancy on the Board in September 2004, attended at least 75% of the meetings of the Board and of all committees of which they were members. Mr. Stone attended at least 75% of the meetings of the Board and of all committees of which he was a member subsequent to his election as a director.

DIRECTOR NOMINATIONS

The Nominating Committee

The Nominating Committee of the Board of Directors operates under a Charter adopted by the full Board on December 24, 2003, a current copy of which can be found on our website, located at www.celsion.com. The role of the Nominating Committee is to act on behalf of the Board to ensure that the Board and its standing committees are appropriately constituted to meet their fiduciary and corporate governance obligations. In this role, the Nominating Committee is responsible for identifying and recruiting new members of the Board of Directors when vacancies arise, identifying and recruiting nominees for election as directors and reconsidering incumbent directors in connection with nominations for elections of directors. The Nominating Committee is also charged with (i) reviewing and recommending changes in the size and composition of the Board and its committees; (ii) developing and maintaining criteria and processes for selecting candidates for election as directors; (iii) identifying and recruiting candidates to stand for election as directors and determining whether incumbent directors should stand for reelection; (iv) providing for ongoing director training and education; (v) reporting to the Board on Nominating Committee activities; (vi) annually reviewing the Nominating Committee’s performance of its responsibilities and duties; and (vii) annually reviewing the Nominating Committee Charter, the structure and the processes and membership requirements of the Nominating Committee and recommending to the Board any improvements or amendments that the Nominating Committee considers appropriate or necessary.

Director Qualifications

It is a policy of the Nominating Committee that candidates for director be determined to have unquestionable integrity and the highest ethical character. Candidates must demonstrate the ability to exercise sound, mature and independent business judgment in the best interests of the stockholders as a whole and may not have any interests that would, in the view of the Nominating Committee, impair their ability to exercise independent judgment or otherwise discharge the fiduciary duties owed as a director. Candidates must have experience and demonstrated achievement in one or more fields of business, professional, governmental, communal, scientific or educational endeavor which will complement the talents of the other Board members and further the interests of Celsion, bearing in mind the composition of the Board and the current state of the Company and the biotechnical/biopharmaceutical industry generally. In particular, the Nominating Committee believes it is important for one or more members of the Board to have a depth of experience in the biotechnical/biopharmaceutical industry. The Nominating Committee has determined that each of its members, including the two incumbents nominated to stand for reelection at the Annual Meeting, has such biotechnical/biopharmaceutical experience.

Candidates are expected to have an appreciation of the major issues facing public companies of a size and operational scope similar to Celsion, including contemporary governance concerns, regulatory obligations of a public issuer, strategic business planning, competition in a global economy, and basic concepts of corporate finance. Candidates must also have the willingness and capability to devote the time necessary to participate actively in Board and committee meetings and related activities, the ability to work professionally and effectively with other Board members and Celsion management and the ability and intention to remain on the Board long enough to make an effective contribution.

In addition, in accordance with the rules of the SEC and The American Stock Exchange, Celsion requires that at least a majority of the directors serving at any time on the Board be independent, that at least three directors satisfy the financial literacy requirements for service on the Audit Committee and that at least one (and preferably more) qualify as an “audit committee financial expert” under those rules. The Board has determined that it has a serving “audit committee financial expert” as defined by Item 401(h) of Regulation S-K. The Board has also determined that five of the six currently serving directors—Drs. Max E. Link, Gary W. Pace, Claude Tihon, and Kris Venkat and Mr. Dudleigh C. Stone— are independent. Our audit committee financial expert is Mr. Dudleigh Stone, who acts as the chairman of our Audit Committee. Mr. Stone is deemed to be “independent” under applicable SEC and American Stock Exchange rules. Finally, among candidates who meet the foregoing criteria, the Nominating Committee also considers the Company’s current and anticipated needs, including expertise, diversity and balance of inside, outside and independent directors.

Nominating Committee Process

In selecting candidates for the Board of Directors, the Nominating Committee begins by determining whether the incumbent directors whose terms expire at the annual meeting of stockholders desire and are qualified to continue their service on the Board. Under its Charter, the Nominating Committee is charged with considering incumbent directors as if they were candidates de novo. However, the Nominating Committee recognizes the significant value of the continuing service of qualified incumbents in promoting stability and continuity, providing the benefit of the familiarity and insight into Celsion’s affairs and enhancing the Board of Director’s ability to work as a collective body. Therefore, it is the policy of the Nominating Committee, absent special circumstances, to nominate qualified incumbent directors whom the Nominating Committee believes will continue to make important contributions to the Board of Directors and who consent to stand for re-election. If any member of the Board does not wish to continue in service or if the Nominating Committee or the Board decides not to re-nominate a member, there is an existing vacancy on the Board, or the Board, upon the recommendation of the Nominating Committee elects to expand the size of the Board, the following process would be followed:

•	The Nominating Committee develops a profile for candidates’ skills and experience, based on the criteria described above.

•	The Nominating Committee initiates a search, polling members of the Board and management, and retaining a search firm if the Committee deems this appropriate.

•	The Nominating Committee also considers stockholders’ suggestions for nominees for directorships (other than self-nominations). The process by which stockholders may submit potential nominees is described below under “Stockholder Recommendation Process.”

•	The Nominating Committee then determines the eligibility and suitability of any nominated candidate based on the criteria described above and the Committee’s search profile.

•	The Chairman of the Board and at least one member of the Nominating Committee interview prospective candidate(s) who satisfy the qualifications described above.

•	The Nominating Committee offers other Board members the opportunity to interview the candidate(s) and then meets to consider and approve the final candidate(s).

•	The Nominating Committee seeks full Board endorsement of the final candidate(s).

•	The final candidate(s) are nominated by the Board for submission to a stockholder vote or elected to fill a vacancy.

To date, the Nominating Committee has not received any recommendations from stockholders and has not retained a search firm to aid in the identification or evaluation of potential nominees.

Stockholder Recommendation Process

The Nominating Committee will consider director candidates recommended by stockholders, provided that the stockholder making the recommendation follows the procedure set forth below. Stockholder recommendations should be submitted to the Company in writing, as follows:

Corporate Secretary

Celsion Corporation

10220-L Old Columbia Road

Columbia, Maryland 21046-2364

Suggestions received by the Secretary before December 31, 2005 will be considered by the Nominating Committee for nomination and election at the 2006 annual meeting of stockholders.

A stockholder’s notice to the Secretary must set forth:

(a) as to each stockholder-proposed nominee:

(i) the name, age, business address and residence address of the nominee;

(ii) the principal occupation or employment of the nominee;

(iii) an undertaking to provide a completed director’s and officer’s questionnaire in the form required by Celsion within two weeks of the submission;

(iv) a statement as to the nominee’s citizenship; and

(v) any other information relating to the nominee that is required to be disclosed in solicitations for proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder; and

(b) as to the stockholder giving the notice:

(i) the name and record address of the stockholder; and

(ii) the number of shares of Common Stock that the stockholder beneficially owns.

Celsion or the Nominating Committee may require a stockholder who proposes a nominee to furnish such other information as may reasonably be required by Celsion to determine the eligibility or suitability of the proposed nominee to serve as director of the Company.

Revisions to Process

The Nominating Committee and Stockholder Recommendation Processes have been developed to provide a flexible framework to permit the director nomination process to move forward effectively. The Nominating Committee intends to review these processes from time to time in light of Celsion’s evolving needs and changing circumstances, as well as changes in legal requirement and stock exchange listing standards. The Nominating Committee may revise these processes or adopt new ones based on such periodic reviews.

STOCKHOLDER COMMUNICATIONS

The Board of Directors has adopted a process through which interested stockholders may communicate with the Board. Stockholders who wish to send communications to the Board of Directors, or any particular director, should address such communications to Anita J. Finkelstein, General Counsel, at our headquarters in Columbia, MD. The envelope containing any such communication should be prominently marked “To the Attention of the Board of Directors” or to a particular committee or director, and the communication should include a representation from the stockholder indicating the stockholder’s address and the number of shares of the Company’s Common Stock beneficially owned by the stockholder. Our General Counsel is primarily responsible for monitoring communications from stockholders. Depending upon the content of a particular communication, as she deems appropriate, our General Counsel will (i) forward the communication to the director, directors or committee to whom it is addressed; (ii) attempt to handle the inquiry directly, for example where it is a request for information about the Company or it is a stock-related matter; or (iii) not forward communications such as solicitations, junk mail and obviously frivolous or inappropriate communications. At each Board meeting, the General Counsel will present a summary of all communications, whether or not forwarded, received since the last meeting and will make those communications available to the directors on request.

BOARD ATTENDANCE

The Board strongly encourages all directors, to the extent reasonable and practicable, to attend the Company’s annual stockholders’ meetings in person. All of the current Board members, except Dudleigh C. Stone, who was elected to the Board after the 2004 annual meeting, were present at last year’s annual meeting.

REPORT OF THE AUDIT COMMITTEE

The following Report of the Audit Committee does not constitute soliciting material and should not be deemed to be filed or incorporated by reference into any other Company filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except to the extent that the Company specifically incorporates this Report by reference therein.

The Audit Committee operates under a written charter adopted by the Board on June 1, 2000 and amended and restated effective December 24, 2003. A copy of the Amended and Restated Audit Committee Charter was included in our Proxy Statement in connection with our 2004 annual meeting and is available on our web site, located at www.celsion.com. Additional copies of the Charter are available upon written request to the Company. All members of the Audit Committee meet the independence standards established by the AMEX. In addition, the Board has made the affirmative determination that none of the independent directors has a material relationship with the Company and that the Audit Committee members meet the additional independence requirements set forth in Rule 10A-3 under the Exchange Act.

The Audit Committee assists the Board in fulfilling its responsibility to oversee management’s implementation of the Company’s financial reporting process. In discharging its oversight role, the Audit Committee reviewed and discussed the audited financial statements contained in the Company’s 2004 Annual Report on Form 10-K with the Company’s management and independent auditor. Management is responsible for the financial statements and the reporting process, including the system of internal controls. The independent auditor is responsible for expressing an opinion on the conformity of those financial statements with accounting principles generally accepted in the United States.

The Audit Committee met privately with the independent auditor and discussed issues deemed significant by the auditor, including those required by Statements on Auditing Standards No. 61 and No. 90 (Communications with Audit Committees), as amended. In addition, the Audit Committee discussed with the independent auditor its independence from the Company and its management, including the matters in the written disclosures received from the independent auditor as required by Independence Standards Board Standard No.1 (Independence Discussions with Audit Committees), and considered whether the provision of non-audit services by the auditor was compatible with maintaining the auditor’s independence. The Audit Committee also met with the independent auditors, with and without management present, to discuss the results of their examination, their evaluation of Celsion’s internal controls, and the overall quality of Celsion’s financial reporting.

In reliance on the reviews and discussions outlined above, the Audit Committee recommended to the Board that the audited financial statements be included in the Company’s 2004 Annual Report on Form 10-K for filing with the Securities and Exchange Commission.

Members of the Audit Committee

Max E. Link

Dudleigh C. Stone

Claude Tihon

EXECUTIVE COMPENSATION

Summary

The following table sets forth the aggregate cash compensation paid, during each year in the three-year period ended December 31, 2004, to the Company’s Chief Executive Officer and to each of its other executive officers whose annual salary and bonus for the fiscal year ended December 31, 2004 exceeded $100,000 (the “Named Executive Officers”).

SUMMARY COMPENSATION TABLE

		ANNUAL COMPENSATION			LONG-TERM COMPENSATION AWARDS
NAME AND PRINCIPAL POSITION(S)	FISCAL YEAR	SALARY ($)	BONUS ($)	OTHER ANNUAL COMPENSATION ($)	RESTRICTED STOCK AWARDS ($)	SECURITIES UNDERLYING OPTIONS (#)
Augustine Y. Cheung	2004	$299,492	$100,000	$5,400	—	200,000
President and Chief	2003	$283,136	$50,000	$5,400	—	—
Executive Officer	2002	$269,238	$31,328	$5,400	—	1,350,000	(1)

Anthony P. Deasey	2004	$273,485	$100,000	$5,400	—	100,000
Executive Vice President,	2003	$226,359	50,000	$5,400	—	20,000
Chief Operating Officer and Chief Financial Officer	2002	$215,875	—	$5,400	—	1,150,000	(2)

Anita J. Finkelstein(3)	2004	$133,369	$30,000	—	—	200,000
Vice President and	2003	—	—	—	—	—
General Counsel	2002	—	—	—	—	—

Carolyn Finkle(4)	2004	$174,327	—	—	—	200,000
Vice President—	2003	—	—	—	—	—
Regulatory Affairs	2002	—	—	—	—	—

Michael Oleck(5)	2004	$43,750	—	—	—	200,000
Vice President—	2003	—	—	—	—	—
Operations	2002	—	—	—	—	—

(1)	Consists of new grants to purchase 500,000 shares and grants to purchase 850,000 shares issued in replacement of cancelled grants to purchase 1,000,000 shares.
(2)	Consists of new grants to purchase 350,000 shares and grants to purchase 800,000 shares issued in replacement of cancelled grants to purchase 900,000 shares.
(3)	Ms. Finkelstein joined the Company on May 3, 2004.
(4)	Ms. Finkle joined the Company on January 12, 2004.
(5)	Mr. Oleck joined the Company on September 20, 2004.

Option Grants In Fiscal Year 2004

The following table sets forth information with respect to stock options granted to each of the Named Executive Officers in fiscal year 2004. The Company has not granted any stock appreciation rights.

Individual Grants					Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term
Name	Number of Securities Underlying Options Granted	Percent of Total Options Granted to Employees in Fiscal Year	Exercise Price ($/Share)	Expiration Date	5%($)	10%($)
Augustine Y. Cheung	200,000	10%	$0.67	June 9, 2014	$84,272	$213,561
Anthony P. Deasey	100,000	5%	$0.67	June 9, 2014	$42,136	$106,781
Anita J. Finkelstein	200,000	10%	$1.02	June 9, 2014	$128,295	$325,123
Carolyn Finkle	200,000	10%	$1.42	January 12, 2014	$178,606	$452,623
Michael Oleck	200,000	10%	$0.52	September 20, 2014	$65,405	$165,749

Aggregated Option Exercises And Year-End Option Values In Fiscal Year 2004

The following table summarizes, for each of the Named Executive Officers, exercises of stock options during the fiscal year ended December 31, 2004 and the value realized pursuant thereto, the number of stock options held at December 31, 2004 and the aggregate dollar value of in-the-money unexercised options. The value of unexercised, in-the-money options at December 31, 2004 is the difference between (a) the exercise price and (b) the fair market value of the underlying stock on December 31, 2004, which was $1.09 per share, based on the closing price of the Company’s common stock on that date. The options described have not been and may never be exercised and actual gains, if any, on exercise would depend on the value of the common stock on the actual date of exercise.

	Shares Acquired on Exercise	Value Realized ($)	Number of Unexercised Options at December 31, 2004		Value of Unexercised In-the-Money Options at December 31, 2004
Name			Exercisable	Unexercisable	Exercisable	Unexercisable
Augustine Y. Cheung	—	—	1,750,000	200,000	$128,000	—
Anthony P. Deasey	30,000	—	1,620,000	100,000	—	—
Anita J. Finkelstein	—	—	—	200,000	—	—
Carolyn Finkle	—	—	—	200,000	—	—
Michael Oleck	—	—	—	200,000	—	—

Executive Employment Agreements

Celsion has entered into an employment agreement with Dr. Augustine Y. Cheung (the “Cheung Agreement”), pursuant to which Dr. Cheung will continue to serve as the Company’s Chief Executive Officer and Chief Scientific Officer. The Cheung Agreement is for a term of three years, effective January 1, 2004. The Company also has entered into an employment agreement with Anthony P. Deasey, pursuant to which Mr. Deasey will continue to serve as the Company’s Chief Operating Officer and Chief Financial Officer (the “Deasey Agreement” and, with the Cheung Agreement, the “Agreements”). The Deasey Agreement is for a term of two years effective January 1, 2004.

The Agreements contain certain common provisions. First, they provide for a severance payment of two times the executive’s base salary at the time of termination plus the average of his bonuses for the prior two years (the “Reference Amount”) in the event (A) that the Company terminates the Agreement other than for “cause” (as defined in the Agreements) or upon the death or disability of the executive; (B) the executive terminates the Agreement upon the occurrence of (i) a material adverse change in the executive’s duties or authority, (ii) a “prohibited event” (as described below), (iii) a bankruptcy filing or similar action by or against the Company; or (iv) another material breach of the Agreement by the Company; or (C) of termination of the executive’s employment by the Company, at the end of the term of the Agreement, in the case of Dr. Cheung, in at least one of the capacities of President, Chief Executive Officer or Chief Scientific Officer and, in the case of Mr. Deasey, in the capacities of Executive Vice President, Chief Operating Officer and Chief Financial Officer, on terms substantially similar to those of the Agreement (such events being referred to as “Triggering Event”). Second, they provide for a severance payment equal to 2.99 times the executive’s Reference Amount in the event of termination of the executive’s employment upon a Triggering Event within two years following a “change in control” (as described below), or, if within such two-year period (i) there is a material adverse change in the executive’s compensation or benefits, or (ii) any successor to the Company does not assume the Company’s obligation under the Agreement, and the executive terminates his employment. The Agreements also provide that such severance is payable upon a change in control if the executive elects to terminate employment commencing with the sixth and ending with the 12th month following the change in control. Third, in the circumstances in which the executive is entitled to 2.99 times the Reference Amount, all unvested options under the Agreements vest and become immediately exercisable. Fourth, both Agreements carry forward stock options granted under prior employment agreements. Under the Agreements, a “change of control” is deemed to occur (i) if any person becomes the direct or indirect beneficial owner of more than 40% of the combined voting power of the Company’s then-outstanding securities; (ii) there is a change in a majority of the directors in office; (iii) the Company engages in a merger, asset sale, tender offer or other transaction after which the holders of the Company’s voting securities before the transaction do not continue to hold at least 50% of the voting securities of the Company or its successor after the transaction; or (iv) upon the complete liquidation or dissolution of the Company or the disposition of substantially all of its assets. Finally, both of the Agreements contain customary confidentiality and other provisions.

The Cheung Agreement provides for a Base Salary of $300,000 per annum subject to annual review. Under this Agreement, a “prohibited event” exists if Dr. Cheung is not continuously a member of the Board of Directors and at least one of the President, Chief Executive Officer or Chief Scientific Officer of the Company. In addition, in the event of accelerated vesting of options, such options will remain exercisable for their stated terms.

The Deasey Agreement provides for a Base Salary of $275,000 per annum, subject to annual review. Under this Agreement, a “prohibited event” exists if Mr. Deasey is not continuously at least an Executive Vice President and the Chief Operating Officer and Chief Financial Officer of the Company. In addition, the Deasey Agreement provides that, in the event of a termination of the Agreement by the executive as a result of a material adverse change in his duties or authority, all options will remain exercisable for the lesser of ten years or the longest period permitted by law. In all other cases of accelerated vesting, the options will remain exercisable for their stated terms.

Report of the Compensation Committee on Executive Compensation

The following Report of the Compensation Committee does not constitute soliciting material and should not be deemed to be filed or incorporated by reference into any other Company filing under the Securities Act or the Securities Exchange Act, except to the extent that the Company specifically incorporates this Report or the performance graph by reference therein.

The Compensation Committee is responsible for establishing and administering the compensation policies applicable to the Company’s officers and key personnel, for recommending compensation arrangements to the Board of Directors and for evaluating the performance of senior management.

The Compensation Committee and the Board have adopted the following executive compensation approaches:

Executive Compensation Philosophy

The Company attempts to design executive compensation to achieve two principal objectives. First, the program is intended to be fully competitive so that the Company may attract, motivate and retain talented executives. Second, the program is intended to create an alignment of interests between the Company’s executives and stockholders such that a significant portion of each executive’s compensation varies with business performance.

The Compensation Committee’s philosophy is to pay competitive annual salaries, coupled with an incentive system which, through stock compensation, provides more than competitive total compensation for superior performance reflected in increases in the Company’s stock price. Based on assessments by the Board and the Compensation Committee, the Committee believes that the Company’s compensation program for its senior executive officers has the following characteristics that serve to align executive interests with long-term stockholder interests:

•	Emphasizes “at risk” pay such as options;

•	Emphasizes long-term compensation through options; and

•	Rewards are principally based on promotion of corporate objectives rather than individual performance against individual objectives.

Annual Salaries

Salary ranges and increases for executives are established annually based on competitive data. Within those ranges, individual salaries vary based upon the individual’s work experience, performance, level of responsibility, impact on the business, tenure and potential for advancement within the organization. Annual salaries for newly hired executives are determined at the time of hire, taking into account the above factors other than tenure.

Long-Term Incentives

The grant of options to key employees encourages equity ownership and closely aligns management interests with the interests of stockholders. The amount and nature of any option or restricted stock award is determined by the Compensation Committee on a case-by-case basis, depending upon the individual’s perceived future benefit to the Company and the perceived need to provide additional incentive to align performance with the objectives of the stockholders.

Members of the Compensation Committee

Max E. Link

Gary W. Pace

Dudleigh C. Stone

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

During fiscal year 2003, the Compensation Committee of the Board of Directors initially was comprised of Dr. Max E. Link, Dr. Gary W. Pace and Dr. Claude Tihon. In September 2004, Mr. Dudleigh C. Stone replaced Dr. Tihon as a Compensation Committee member. No interlocking relationships exist between any of these members of the Compensation Committee or any executive officer of the Company and any other of the members of the Company’s Board of Directors or Compensation Committee.

CERTAIN TRANSACTIONS

In August 2001, the Company entered into an Advisory Agreement with Dr. Kris Venkat, one of its directors, pursuant to which Dr. Venkat is to provide at least 60 days of consulting services per year to the Company for an initial term of two years. This Advisory Agreement was renewed for an additional two-year term, until August 2005. Dr. Venkat’s services under this Advisory Agreement are in addition to Dr. Venkat’s services as a director and include providing (i) strategic business and tactical advice to the Company regarding its development, management and personnel, (ii) assistance with the Company’s heat-activated liposome business, (iii) assistance with developing a financial strategy and securing additional capital and/or financing, and (iv) identifying potential investors that meet the Company’s objectives.

As compensation for his consulting services, the Company is obligated to pay Dr. Venkat a fee of $60,000 per year during the term of the agreement. Upon prior approval by the Company, he will be paid an additional $1,000 per day for any time expended beyond 60 days. [In addition to the fees, the agreement provides for performance-based incentive options to purchase up to 400,000 shares of common stock, exercisable only if certain corporate milestones are reached during the term of Dr. Venkat’s consulting arrangement with the Company. The exercise price of such options ranges from $0.85 to $1.36 per share. The agreement also grants Dr. Venkat an option, not subject to performance conditions, for the purchase of 300,000 shares of common stock at a price of $0.68 per share, which became fully vested on August 1, 2002.

All of Dr. Venkat’s unvested options (other than the performance-based options) would immediately vest and become exercisable if the Company terminates the agreement for any reason other than his breach of the agreement or his substantial failure to perform his duties under the agreement due to disability or his death. All of his unvested options (including the performance-based options) would also immediately vest upon a change of control of the Company. For purposes of Dr. Venkat’s agreement, a change of control is defined as the change in beneficial ownership of 25% or more of the outstanding common stock of the Company, the change in a majority of the members of the Board, with none of the new members being approved by at least 75% of the members of the Board as of August 2000, the sale of substantially all of the assets of the Company, a transfer of all or substantially all of the Company’s liposome business to a person that is not a subsidiary of the Company, or the Company’s entry into a joint venture with regard to the liposome business in which the Company does not retain voting control.

The Company and Boston Scientific Corporation (“Boston Scientific”) have entered into a Distribution Agreement dated as of January 21, 2003, pursuant to which the Company has granted Boston Scientific exclusive rights to market and distribute the Company’s Prolieve Thermodilatation™ system and its component parts for the treatment of benign prostatic hyperplasia (the “Product”) in all territories other than China, Taiwan, Hong Kong, Macao, Mexico and Central and South America for a period of seven years beginning on the date Celsion is first able to ship the Product (the “Launch Date”). The parties will share gross sales (less costs and expenses) attributable to the Product.

The Company and Boston Scientific also entered into a Transaction Agreement effective January 20, 2003. Pursuant to the Transaction Agreement, upon attainment of specified milestones by Celsion prior to the Launch Date, Boston Scientific is obligated to make equity investments in Celsion through the purchase of Celsion Common Stock at a 20% premium to the market price for such Common Stock over various measurement periods. On January 21, 2003, Boston Scientific purchased 9,375,354 shares of the Company’s Common Stock for $5 million (representing a per share price equal to 1.2 times the average closing price for such Common Stock during the 30 trading days ending January 15, 2003). On March 2, 2004, the Company issued 2,083,333 shares of its Common Stock to Boston Scientific Corporation for cash consideration of $4,000,000 pursuant to the Transaction Agreement and, on April 7, 2004, the Company issued an additional 1,273,885 shares of its Common Stock to Boston Scientific for cash consideration of $2,000,000 pursuant to the Transaction Agreement.

The Company has also granted Boston Scientific the exclusive right to purchase the assets and technology relating to the manufacture, marketing, sale, distribution and/or research and development of products using thermal therapy for the treatment of benign prostatic hyperplasia. This option is exercisable for a period of five years, with the option price being calculated based on worldwide sales of the Product, subject to a minimum price of $60 million. Additionally, for a period of up to seven years, the Company has granted Boston Scientific the right to (i) match any unsolicited offer that the Company may receive for any other product developed by the Company and (ii) make a written offer to the Company in the event the Company desires to sell, license or distribute any product developed by it.

PERFORMANCE GRAPH

The information provided in the performance graph below does not constitute soliciting material and should not be deemed to be filed or incorporated by reference into any other Company filing under the Securities Act or the Exchange Act, except to the extent that the Company specifically incorporates such information by reference therein.

Under the rules and regulations of the SEC we are required to include in this Proxy Statement a line graph comparing the cumulative total stockholder return on our Common Stock with the cumulative total return of (1) a broad equity market index that includes companies whose equity securities are traded on the same exchange as our stock and (2) a published industry or line-of-business index.

Since May 31, 2000, our Common Stock has been listed on the AMEX. Prior to that time, it had traded on the Electronic Bulletin Board operated by The Nasdaq Stock Market, Inc. In light of this change, the performance graph compares the cumulative stockholder return on the Common Stock, assuming an investment of $100 on December 31, 1999 and reinvestment of any dividends or other distributions, to cumulative returns, on a comparable basis, for the AMEX Major Market Index and the AMEX Healthcare Index.

The Board of Directors recognizes that the market price of shares is influenced by many factors, only one of which is Company performance. The stock performance shown on the graph is not necessarily indicative of future price performance.

Total Return Analysis
	12/31/1999	12/31/2000	12/31/2001	12/31/2002	12/31/2003	12/31/2004
Celsion Corporation	$100.00	$34.01	$22.45	$14.63	$44.56	$19.39
AMEX Healthcare Index	$100.00	$145.86	$93.13	$56.67	$103.14	$103.57
AMEX Major Market Index	$100.00	$92.42	$88.03	$75.38	$91.07	$97.80

Source:	CTA Public Relations www.ctapr.com (303) 665-4200. Data from BRIDGE Information Systems, Inc.

PROPOSAL No. 2: ALTERNATIVE AMENDMENTS TO THE CERTIFICATE OF INCORPORATION TO EFFECT A REVERSE STOCK SPLIT

BACKGROUND

Our Board of Directors has unanimously adopted resolutions approving and declaring advisable nine alternative proposals to amend our Certificate of Incorporation to effect a reverse stock split of all outstanding shares of our Common Stock at nine different ratios. The proposals are identical except for the specified ratio for the reverse stock split. Proposals No. 2(a), 2(b), 2(c), 2(d), 2(e), 2(f), 2(g), 2(h) and 2(i) as set forth on the accompanying Proxy Card, specify a ratio of, one-for-seven, one-for-eight, one-for-nine, one-for-ten, one-for-eleven, one-for-twelve, one-for-thirteen, one-for-fourteen and one-for-fifteen, respectively.

If our stockholders approve one or more of the proposed reverse stock split proposals at the Annual Meeting, at any time until the 2006 annual meeting of stockholders, the Board will have the sole discretion, pursuant to Section 242(c) of the Delaware Corporation Law, to elect, as it determines to be in the best interests of the Company and our stockholders, either to effect a reverse stock split at any one of the approved ratios or not to effect a reverse stock split at all. The Board believes that stockholder approval of these selected exchange ratios, rather than approval of a single ratio, or a different number of ratios, provides the Board with the necessary flexibility to consider relevant factors in making a decision as to whether, and at what ratio, to effect a reverse stock split in order best to achieve its intended purposes. Such determination will be based upon many factors, including existing and expected marketability and liquidity of the Common Stock, prevailing market trends and conditions and the likely effect of a reverse stock split on the market price of the Common Stock. The Board of Directors reserves the right, notwithstanding stockholder approval, and without further stockholder action, to abandon or delay any reverse stock split, if at any time prior to implementation it determines, in its sole discretion, that a reverse stock split would not be in the best interests of the Company and our stockholders. However, if the Board does not implement a reverse stock split before the next annual meeting of stockholders, further stockholder approval would be required prior to implementing any reverse stock split.

The text of the forms of amendment to the Certificate of Incorporation, one of which would be filed with the Secretary of State of the State of Delaware to effect a reverse stock split should the Board of Directors elect to go forward in accordance with one of the approved ratios, are set forth in Appendix A-1 through Appendix A-9 to this Proxy Statement. The text of the forms of amendment accompanying this Proxy Statement is, however, subject to amendment to reflect any changes that may be required by the office of the Secretary of State of the State of Delaware or that the Board may determine to be necessary or advisable ultimately to comply with applicable law and to effect a reverse stock split.

The Board believes that approval of the alternative amendments to effect the reverse stock splits is in the best interests of the Company and its stockholders and has unanimously recommended that the proposed amendments be presented to our stockholders for approval.

REASONS FOR A REVERSE STOCK SPLIT

As of April 1, 2005, the Company’s total market value (based on the number of shares of Common Stock outstanding and the market price for a share of such stock at the close of business on that date) was approximately [$• million] and the Company had [•] shares of Common Stock issued and outstanding. On that date, the closing price per share for our Common Stock on the AMEX was [$•] and, during the 12-month period then ending, the price of our Common Stock fluctuated from a low of [$•] to a high of [$•] per share.

We believe that a reverse stock split may be desirable because the increased market price of our Common Stock that we expect will result will encourage investor interest and trading in, and enhance the marketability of, our Common Stock. We believe that many institutional investors view stocks trading at low prices as unduly speculative in nature and, as a result, that such institutional investors avoid investing in such stocks, either as a matter of preference or pursuant to specific institutional policies. In addition, because brokers’ commissions on lower-priced stocks generally represent a higher percentage of the stock price than commissions on higher-priced stocks, the current per-share price of our Common Stock can result in individual stockholders paying transaction costs (commissions, markups or markdowns) that constitute a higher percentage of their total share value than would be the case if the share price of our Common Stock were substantially higher. This difference in transaction costs may also limit the willingness of institutional investors to purchase our Common Stock. Trading in our shares also may be adversely affected by a variety of policies and practices of brokerage firms that discourage individual brokers within those firms from dealing in low-priced stocks. These policies and practices pertain to the payment of brokers’ commissions and to time-consuming procedures that make the handling of low-priced stocks unattractive to brokers from an economic standpoint. Similarly, many brokerage firms are reluctant to recommend low-priced stocks to their customers and the analysts at many brokerage firms do not provide coverage of such stocks. The Board also believes that the decrease in the number of shares of Common Stock outstanding as a consequence of a reverse stock split, and the anticipated increase in the price of the Common Stock, could generate interest in the Common Stock and possibly promote greater liquidity for the Company’s stockholders. However, the reverse stock split could adversely affect stockholders’ liquidity by reducing the absolute number of shares available in the marketplace. In addition, the Company’s aggregate market capitalization could be reduced to the extent that any increase in the market price of the Common Stock resulting from a reverse stock split is proportionately less than the decrease in the number of shares of Common Stock outstanding.

The Company may require additional capital to develop and market its products, to acquire other complementary businesses, products or technologies should it desire to do so, and for other corporate purposes. The Board of Directors believes that the historically low per share market price of our Common Stock has had a negative effect on the potential ability of the Company to raise capital, because institutional investors generally are foreclosed from investing in low-priced stocks. The Board anticipates that a reverse stock split will result in a higher trading price for the Common Stock and, therefore, may facilitate capital-raising in the future.

Our Common Stock has been listed on the AMEX since May 31, 2000. Our eligibility for continued listing presently is based upon criteria that do not require maintenance of a minimum stock price. However, as a matter of policy, AMEX may consider suspension or delisting of a stock if the stock has been selling for a substantial period of time at low per share prices. Our Common Stock historically has traded at such low prices. Therefore, our Common Stock may be at risk for delisting by AMEX. If the Common Stock were delisted from AMEX and could not, thereafter, qualify for trading on another market or in the Nasdaq system, the Common Stock would likely trade on the over-the-counter bulletin board or in the “pink sheets” maintained by the National Quotation Bureau, Inc. These alternatives are less timely and transparent in that they are less effective in providing current and accurate pricing information, and it generally is more difficult to effect trades in securities traded in these ways. Therefore, these alternatives are generally considered to be less efficient and less broad-based than trading on an established market or interdealer quotation system (such as Nasdaq). Consequently, resort to either of these alternatives could seriously impair the liquidity of the Common Stock and limit the Company’s potential for capital-raising in the future, which could materially harm our business and limit our future prospects. A general increase in the price of our Common Stock resulting from a reverse stock split would reduce the potential risk that our Common Stock could be subject to suspension or delisting by AMEX so long as such increase is sustained and, therefore, reduce the risk of adverse effects on the market for our shares of Common Stock.

Although our eligibility for continued listing on the AMEX presently does not require maintenance of a minimum stock price, the listing requirements of other stock exchanges, and of interdealer quotation systems such as Nasdaq, require trading prices substantially in excess of the range in which our Common Stock historically has traded. Although the Company has no present plans to list our Common Stock for trading in a different market, if the Company were to effect a reverse stock split resulting in a generally higher price for our Common Stock, the Company would have the flexibility to seek to trade in a different market, were the Board of Directors otherwise to find such change to be advisable.

We ultimately cannot predict whether, and to what extent a reverse stock split would achieve the desired results. The price per share of our Common Stock is a function of various factors, including the Company’s financial performance, developments in our markets, and economic factors and general market conditions (other than the number of our shares outstanding and the ability and willingness of institutional and other investors to invest in such shares). Accordingly, there can be no assurance that the market price of our Common Stock after a reverse stock split would increase in an amount proportionate to the decrease in the number of issued and outstanding shares, or would increase at all, that any increase can be sustained for a prolonged period of time or that a reverse stock split would enhance the liquidity of or investor interest in, our Common Stock.

EFFECTS OF A REVERSE STOCK SPLIT

Certificate Of Incorporation

If the stockholders approve one or more of the reverse stock split proposals and the Board of Directors decides to implement a reverse stock split, the Company would file with the Secretary of State of the State of Delaware a Certificate of Amendment to amend the existing provisions of Article Fourth of its Certificate of Incorporation to add the following, with the ratio of the reverse stock split to be selected by the Board of Directors from among those approved by the stockholders pursuant to this Proposal No. 2:

At the time this Certificate of Amendment becomes effective pursuant to the General Corporation Law of the State of Delaware (the “Effective Time”), each seven (7)/eight (8)/nine (9)/ten (10)/eleven (11)/twelve (12)/thirteen (13)/fourteen (14)/fifteen (15) shares of the Corporation’s Common Stock then issued and outstanding (the “Old Common Stock”) shall, automatically and without any action on the part of the respective holders thereof, be combined, converted and changed into one (1) share of Common Stock of the Corporation; provided, however, that the Corporation shall issue no fractional shares as a result of the actions set forth herein but shall instead pay cash consideration to the holder of any such fractional share in accordance with the next succeeding sentence and, provided further, that neither the number of shares of Common Stock authorized pursuant to the first sentence of this Article Fourth nor the par value of such shares shall be altered. As contemplated by the preceding sentence, a holder who otherwise would be entitled to receive a fraction of a share of Common Stock shall, in lieu thereof, receive the fair market value thereof, determined by multiplying the number of shares of Old Common Stock resulting in such fraction by the average of the closing sales prices of the Old Common Stock as reported by The American Stock Exchange on the five (5) trading days prior to the date on which this Certificate of Amendment is filed with the Secretary of State of the State of Delaware. Each stock certificate that, immediately prior to the Effective Time, represented shares of Old Common Stock then outstanding shall, from and after the Effective Time, automatically and without the necessity of presenting the same for exchange, represent that number of whole shares of Common Stock outstanding after the Effective Time into which the shares of Old Common Stock represented by such certificate shall have been reclassified (as well as the right to receive cash in lieu of any fractional shares of Common Stock as set forth above); provided, however, that each holder of record of a certificate that represented shares of Old Common Stock shall receive, upon surrender of such certificate, a new certificate representing the number of whole shares of Common Stock into which the shares of Old Common Stock represented by such certificate shall have been reclassified, as well as any cash in lieu of fractional shares of Common Stock to which such holder may be entitled pursuant to this Article Fourth.

According to its terms, a Certificate of Amendment will become effective at 5:00 p.m. Eastern Time on the date specified therein, which is expected to be the date on which it is filed with the Delaware Secretary of State.

Common Stock

“Public Company” Status

Our Common Stock is currently registered under Section 12(b) of the Exchange Act, and we are subject to the “public company” periodic reporting and other requirements of the Exchange Act. No proposed reverse stock split will affect our status as a public company or this registration under the Exchange Act, and the Board of Directors does not intend for a reverse stock split to be the first step in a “going private” transaction within the meaning of Rule 13e-3 of the Exchange Act.

Common Stock Holdings

After the effective date of a reverse stock split, each stockholder would own a reduced number of shares of our Common Stock. However, a reverse stock split would affect all of our stockholders uniformly and will not affect any stockholder’s percentage ownership of the Company, except to the extent that a reverse stock split results in ownership of a fractional share as described below. For example, a holder of 2% of the voting power of the outstanding shares of Common Stock immediately prior to a reverse stock split would continue to hold 2% of the voting power of the outstanding shares of Common Stock after the reverse stock split. Proportionate voting rights and other rights and preferences of the holders of our Common Stock would not be affected by a reverse stock split, other than as a result of the payment of cash in lieu of fractional shares. For example, stockholders are not currently entitled to cumulative voting rights and will not be entitled to such rights following a reverse stock split. Further, the number of stockholders of record would not be affected by a reverse stock split, except to the extent that any stockholder holds only a fractional share interest after completion of a reverse stock split and receives cash for such interest, as discussed below.

Stockholders should note that it is not possible accurately to predict the effect of a reverse stock split on the market prices for the Common Stock, and the history of reverse stock splits is varied. In particular, there is no assurance that the price per share of the Common Stock after a reverse stock split will be seven, eight, nine, ten, eleven, twelve, thirteen, fourteen or fifteen times, as applicable, the price per share of the Common Stock immediately prior to such a reverse stock split. In addition, there can be no assurance that the market price of the Common Stock immediately after a reverse stock split will be maintained for any period of time. Even if an increased share price can be maintained, a reverse stock split may not achieve some or all of the other desired results summarized above. Further, because some investors may view a reverse stock split negatively, there can be no assurance that approval of any or all of Proposals No. 2(a), 2(b), 2(c), 2(d), 2(e), 2(f), 2(g), 2(h) and 2(i) or the actual implementation of a reverse stock split by the Board of Directors would not adversely affect the market price of the Common Stock.

Odd Lot Transactions

It is likely that some of our stockholders will own “odd-lots” of less than 100 shares following a reverse stock split. A purchase or sale of less than 100 shares (an “odd lot” transaction) may result in incrementally higher trading costs through certain brokers, particularly “full service” brokers, and generally may be more difficult than a “round lot” sale. Therefore, those stockholders who own less than 100 shares following a reverse stock split may be required to pay somewhat higher transaction costs and may experience some difficulties or delays should they then determine to sell their shares of Common Stock. The Board of Directors believes, however, that these potential effects are outweighed by the benefits of the reverse stock split.

Record Holders

As of April 1, 2005, there were approximately [•] stockholders of record of the Common Stock. Upon stockholder approval, if the Board elects to implement a reverse stock split, stockholders owning up to, but no more than, 15 shares of Common Stock prior to the effectiveness of the reverse stock split could be eliminated. As of April 1, 2005, [no record holder of the Company’s Common Stock held 15 or fewer shares. As a result, a reverse stock split is not expected to result in any reduction in the number of stockholders of record.]

Authorized but Unissued Shares; Potential Anti-Takeover Effects

Our Certificate of Incorporation presently authorizes 250,000,000 shares of Common Stock. A reverse stock split would not change the number of authorized shares of the Common Stock as designated by our Certificate of Incorporation. Therefore, because the number of issued and outstanding shares of Common Stock would decrease, the number of shares remaining available for issuance by the Company would increase.

These additional shares would be available for issuance from time to time for corporate purposes such as issuances of Common Stock in connection with capital-raising transactions and acquisitions of technologies, companies or assets, as well as for issuance upon conversion or exercise of securities such as convertible preferred stock, convertible debt, warrants or options convertible into or exercisable for Common Stock. We believe that the availability of the additional shares will provide us with the flexibility to meet business needs as they arise, to take advantage of favorable opportunities and to respond effectively in a changing corporate environment. For example, we may elect to issue shares of Common Stock to raise equity capital, to make acquisitions through the use of stock, to establish strategic relationships with other companies, to adopt additional employee benefit plans or reserve additional shares for issuance under such plans, where the Board of Directors determines it advisable to do so, without the necessity of soliciting further stockholder approval, subject to applicable stockholder vote requirements under Delaware corporation law and the AMEX rules. If we issue additional shares for any of these purposes, the aggregate ownership interest of our current stockholders, and the interest of each such existing stockholder, would be diluted, possibly substantially. Although we continually examine potential favorable opportunities, we have no current plans or arrangements to issue any additional shares of Common Stock, except in connection with compensation matters in the ordinary course.

The additional shares of Common Stock that would become available for issuance if a reverse stock split is effected could also be used by the Company’s management to oppose a hostile takeover attempt or delay or prevent changes in control or changes in or removal of management, including transactions that are favored by a majority of the stockholders or in which the stockholders might otherwise receive a premium for their shares over then-current market prices or might benefit in some other manner. For example, without further stockholder approval, our Board of Directors could sell shares of Common Stock in a private transaction to purchasers who would oppose a takeover or favor the current Board of Directors. Although the proposals for a reverse stock split have been prompted by business and financial considerations as discussed above, stockholders nevertheless should be aware that approval of one or more of the proposals could facilitate future efforts by Company management to deter or prevent a change in control of the Company. The Board of Directors has no plans to use any of the additional shares of Common Stock that would become available following a reverse stock split for any such purposes. Further, the Board of Directors does not currently contemplate entering into any arrangements or recommending the adoption of any other provisions, such as supermajority voting requirements, that may have material anti-takeover consequences. However, any such anti-takeover effect of a reverse stock split would be in addition to existing anti-takeover provisions of the Company’s Certificate of Incorporation and Bylaws, which include (a) the classification of the Company’s Board into three classes, so that it would take two annual meetings (and, therefore, as much as two years or more) to replace a majority of the Company’s directors; (b) advance notice provisions in the Company’s Bylaws, which limit the business that may be brought at an annual meeting and place procedural restrictions on the ability of stockholders to nominate directors; (c) provisions that prohibit the Company’s stockholders from calling special meetings or acting by written consent; (d) provisions that authorize the Company to issue preferred stock that can be created and issued by the Board without prior stockholder approval, with rights senior to those of Common Stock; and (e) share purchase rights associated with our Common Stock that are exercisable upon the acquisition or potential acquisition by a person or group of, or the tender offer for, 15% or more of our Common Stock.

For illustrative purposes, the following table, which is based on [•] shares of Common Stock outstanding as of April 1, 2005, approximates the effect on our Common Stock of each alternative proposed reverse stock split:

	CURRENT (PRIOR TO ANY REVERSE STOCK SPLIT)	AFTER REVERSE STOCK SPLIT
		1 FOR 7	1 FOR 8	1 FOR 9	1 FOR 10	1 FOR 11	1 FOR 12	1 FOR 13	1 FOR 14	1 FOR 15
Authorized	250,000,000	250,000,000	250,000,000	250,000,000	250,000,000	250,000,000	250,000,000	250,000,000	250,000,000	250,000,000

Issued and Outstanding
Percentage Reduction in Issued and Outstanding	N/A
Reserved for issuance pursuant to 2001 Stock Option Plan and 2004 Stock Incentive Plan
Reserved for Issuance upon Exercise of Warrants and Other Options, Exchange of Convertible Securities, etc.
Unreserved Shares Available for Issuance
Percentage Increase in Unreserved Shares Available for Issuance	N/A

No fractional shares of Common Stock will be issued in connection with a reverse stock split. Any holder who would otherwise receive a fractional share of Common Stock as a result of a reverse stock split will receive cash in lieu of the fractional share as explained more fully below. See “—Fractional Shares”.

Options, Warrants and Other Securities

All options, warrants and other securities entitling their respective holders to purchase shares of the Company’s Common Stock outstanding immediately prior to a reverse stock split would be adjusted as a result of any reverse stock split, as required by the specific terms of the relevant security. In particular, the exchange ratio for each such security would be reduced, and the exercise price per share, if applicable, would be increased, in accordance with the terms of the security, based on the ratio of the reverse stock split. Also, the number of shares reserved for issuance under any existing employee stock option plans, other option agreements and warrant agreements would be reduced proportionately, based on the ratio of the reverse stock split. There currently are 10,000,000 shares authorized for issuance under our 2001 Stock Option Plan, all of which shares either have been issued upon the exercise of options or are subject to currently outstanding options. An additional 10,000,000 shares of Common Stock are reserved for issuance pursuant to our 2004 Stock Incentive Plan, of which 875,000 are subject to currently outstanding options. These reservations are based upon the number of shares of Common Stock currently outstanding, without regard to any reverse stock split. In the event that the stockholders approve and the Board of Directors implements a reverse stock split, the 10,000,000 shares authorized pursuant to the 2004 Stock Incentive Plan and the 10,000,000 shares currently authorized under the 2001 Stock Option Plan would be reduced in proportion to the exchange ratio actually adopted by the Board in connection with the reverse stock split.

Rights Plan

The Company adopted a stockholder rights plan in August 2002, pursuant to which the Company declared a dividend of one right (a “Right”) for each outstanding share of Common Stock. Such rights presently are “attached to” and trade with the shares of our Common Stock. However, upon the occurrence of certain events, the Rights would “detach” and become exercisable to purchase one ten-thousandth of a share of our Series C Junior Participating Preferred Stock at a price of $4.46 per share. Upon the occurrence of certain other events, each Right would become exercisable to purchase that number of shares of Common Stock having a market value equal to twice the exercise price of the Right. Each share of Common Stock outstanding immediately subsequent to a reverse stock split would have the same number of Rights associated with it as were associated with one share of Common Stock immediately prior to the reverse stock split. The exercise price associated with each Right, however, would be adjusted so that the exercise price after the reverse stock split would equal the result obtained by multiplying the exercise price in effect immediately prior to the reverse stock split by a fraction, the numerator of which is the total number of shares of Common Stock outstanding immediately prior to the reverse stock split and the denominator of which is the total number of shares of Common Stock outstanding immediately subsequent to the reverse stock split. The number of shares of Series C Junior Participating Preferred Stock issuable upon exercise of each Right outstanding after the reverse stock split would equal the number of shares of Series C Junior Participating Preferred Stock issuable with respect to one Right immediately prior to the reverse stock split.

Fractional Shares

No fractional shares of Common Stock will be issued as a result of any proposed reverse stock split. Instead, stockholders who otherwise would be entitled to receive fractional shares because they hold a number of shares that does not convert into a whole number of shares upon application of the applicable exchange ratio, upon surrender of the certificates representing such fractional shares, will be entitled to receive cash in an amount equal to the product obtained by multiplying the number of shares of pre-reverse split Common Stock resulting in such fraction by the average of the closing sales prices of such Common Stock as reported by the AMEX on the five trading days prior to the date on which the Certificate Amendment is filed with the Secretary of State of the State of Delaware. The result will be rounded to the nearest one cent, with half-pennies rounded to the even number.

Stockholders should be aware that, under the escheat laws of the jurisdictions where stockholders reside, where the Company is domiciled and where funds to pay cash for factional shares would be deposited, sums due for fractional shares that are not timely claimed may be required to be paid to the designated agent for such jurisdiction. Thereafter, stockholders otherwise entitled to receive such funds may have to seek to obtain them directly from the jurisdiction to which they were paid.

IMPLEMENTATION AND EXCHANGE OF STOCK CERTIFICATES; ABANDONMENT

If our stockholders approve one or more of the proposals and our Board of Directors decides to implement a reverse stock split, we will file an amendment to our Certificate of Incorporation with the Secretary of State of the State of Delaware. The reverse stock split will become effective at the time specified in the amendment, which we expect to be 5 o’clock P.M., Eastern Time, on the day on which we file the amendment (the “Effective Date”).

As of the Effective Date, each certificate representing shares of our Common Stock outstanding before the reverse stock split will be deemed, for all corporate purposes, to evidence ownership of the reduced number of shares of our Common Stock resulting from the reverse stock split, except that holders of unexchanged certificates will not be entitled to receive any dividends or other distributions payable by the Company after the Effective Date until they surrender their old stock certificates for exchange. All shares underlying options, warrants and other securities exchangeable or exercisable for or convertible into Common Stock also automatically will be adjusted on the Effective Date.

The Company’s transfer agent, American Stock Transfer & Trust Company, will act as the exchange agent (the “Exchange Agent”) for purposes of exchanging stock certificates and disbursing funds in lieu of fractional shares subsequent to any reverse stock split. Shortly after the Effective Date, stockholders of record will receive written instructions requesting them to complete and return a letter of transmittal and surrender their old stock certificates for new stock certificates reflecting the adjusted number of shares as a result of the reverse stock split and for any cash in lieu of fractional shares to which they might be entitled. Certificates representing shares of Common Stock issued in connection with a reverse stock split will continue to bear the same restrictive legends that were borne by the surrendered certificates representing the shares of Common Stock outstanding prior to the reverse stock split. No new certificates will be issued and no cash in lieu of fractional shares will be paid to a stockholder until such stockholder has surrendered any outstanding certificates, together with the properly completed and executed letter of transmittal, to the Exchange Agent. Until surrendered, each certificate representing shares outstanding before the reverse stock split would continue to be valid and would represent the adjusted number of shares, based on the ratio of the reverse stock split.

Any stockholder whose stock certificates are lost, destroyed or stolen will be entitled to a new certificate or certificates representing post-reverse stock split shares upon compliance with the requirements that the Company and its transfer agent customarily apply in connection with lost, destroyed or stolen certificates. Instructions as to lost, destroyed or stolen certificates will be included in the letter of instructions from the Exchange Agent.

Upon a reverse stock split, we intend to treat stockholders holding our Common Stock in “street name”, through a bank, broker or other nominee, in the same manner as registered stockholders whose shares are registered in their names. Banks, brokers and other nominees will be instructed to effect the reverse stock split for their beneficial holders holding our Common Stock in “street name”. However, such banks, brokers and other nominees may have different procedures than registered stockholders for processing the reverse stock split. If you hold your shares in “street name” with a bank, broker or other nominee, and if you have any questions in this regard, we encourage you to contact your bank, broker or nominee.

YOU SHOULD NOT DESTROY YOUR STOCK CERTIFICATES AND YOU SHOULD NOT SEND THEM NOW. YOU SHOULD SEND YOUR STOCK CERTIFICATES ONLY AFTER YOU HAVE RECEIVED INSTRUCTIONS FROM THE EXCHANGE AGENT AND IN ACCORDANCE WITH THOSE INSTRUCTIONS.

No service charges, brokerage commissions or transfer taxes will be payable by any holder of any certificate that, prior to approval of the reverse stock split, represented any shares of Common Stock, except that, if any certificates for shares of Common Stock are to be issued in a name other than that in which the certificates for shares of Common Stock surrendered are registered, the stockholder requesting the reissuance will be required to pay to the Company any transfer taxes or establish to the satisfaction of the Company that such taxes have been paid or are not payable and, in addition, (a) the transfer must comply with all applicable federal and state securities laws, and (b) the surrendered certificate must be properly endorsed and otherwise be in proper form for transfer.

Even if our stockholders approve one or more of the reverse stock split proposals, our Board of Directors reserves the right to abandon or to delay any reverse stock split, if at any time prior to implementation it determines, in its sole discretion, that a reverse stock split would not be in the best interests of the Company and our stockholders. If the Board does not implement any of the reverse stock splits before the annual meeting of stockholders in 2006, any reverse stock split proposals approved by the stockholders at the Annual Meeting would be deemed abandoned and without further effect and further stockholder approval would be required prior to implementing any reverse stock split.

NO APPRAISAL RIGHTS

Under Delaware law, our stockholders would not be entitled to dissenters’ rights or rights of appraisal in connection with the implementation of a reverse stock split or the payment of cash in lieu of fractional shares, and we will not independently provide our stockholders with any such rights.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

The following is a summary of certain United States federal income tax consequences of a reverse stock split. It does not address any state, local or foreign income or other tax consequences, which may vary significantly depending upon the jurisdiction and the status of the stockholder/taxpayer. It applies to you only if you held pre-reverse stock split Common Stock, and if you hold your post-reverse stock split Common Stock, as capital assets for tax purposes. This discussion does not apply to you if you are a member of a class of holders subject to special rules, such as (a) a dealer in securities or currencies, (b) a trader in securities that elects to use a mark-to-market method of accounting for your securities holdings, (c) a bank, (d) a life insurance company, (e) a tax-exempt organization, (f) a person that owns shares of Common Stock that are a hedge, or that are hedged, against interest rate risks, (g) a person who owns shares of Common Stock as part of a straddle or conversion transaction for tax purposes or (h) a person whose functional currency for tax purposes is not the U.S. dollar. The discussion is based on the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), its legislative history, existing, temporary and proposed regulations under the Internal Revenue Code, published rulings and court decisions, all as currently in effect. These laws are subject to change, possibly on a retroactive basis. We have not sought and will not seek an opinion of counsel or a ruling from the Internal Revenue Service regarding the federal income tax consequences of a reverse stock split.

PLEASE CONSULT YOUR OWN TAX ADVISOR CONCERNING THE CONSEQUENCES OF A REVERSE STOCK SPLIT IN YOUR PARTICULAR CIRCUMSTANCES UNDER THE INTERNAL REVENUE CODE AND THE LAWS OF ANY OTHER TAXING JURISDICTION.

Tax Consequences to United States Holders of Common Stock

A United States holder, as used herein, is a stockholder who or that is: (a) a citizen or resident of the United States, (b) a domestic corporation, (c) an estate whose income is subject to United States federal income tax regardless of its source, or (d) a trust, if a United States court can exercise primary supervision over the trust’s administration and one or more United States persons are authorized to control all substantial decisions of the trust. This discussion applies only to United States holders.

Other than with respect to any cash payments received in lieu of fractional shares discussed below, no gain or loss should be recognized by a stockholder upon such stockholder’s exchange of pre-reverse stock split shares for post-reverse stock split shares pursuant to a reverse stock split. The aggregate tax basis of the post-reverse stock split shares received (including any fraction of a new share deemed to have been received) will be the same as the stockholder’s aggregate tax basis in the pre-reverse stock split shares that are exchanged.

In general, stockholders who receive cash in exchange for their fractional share interests in the post-reverse stock split shares will be deemed for federal income tax purposes first to have received the fractional share interests and then to have had those interests redeemed for cash. This treatment of cash payments received in lieu of fractional share interests assumes that such payments represent the fractions resulting from the exchange rather than separately bargained-for consideration. The stockholder’s holding period for the post-reverse stock split shares will include the period during which the stockholder held the pre-reverse stock split shares surrendered. The receipt of cash instead of a fractional share of our Common Stock by a United States holder will generally result in a taxable gain or loss equal to the difference between the amount of cash received and the holder’s adjusted federal income tax basis in the fractional share. Gain or loss will generally constitute a capital gain or loss. Capital gain of a noncorporate United States holder is generally taxed at a maximum rate of 15% when property is held more than one year.

Tax Consequences To The Company

We do not expect to recognize any gain or loss as a result of any reverse stock split.

ACCOUNTING CONSEQUENCES

The par value per share of our Common Stock would remain unchanged at $0.01 per share after any reverse stock split. As a result, on the Effective Date of a reverse stock split, the stated capital on the Company’s balance sheet attributable to Common Stock will be reduced proportionately, based on the ratio of the reverse stock split, from its present amount, and the additional paid-in capital account will be credited with the amount by which the stated capital is reduced (net of any amounts paid in lieu of fractional shares). The net income or loss and net book value per share of Common Stock will be increased because there will be fewer shares of the Common Stock outstanding. We do not anticipate that any other accounting consequences would arise as a result of a reverse stock split.

VOTE REQUIRED AND RECOMMENDATION

The affirmative vote of the holders of a majority of the shares of Common Stock outstanding and entitled to vote at the Annual Meeting will be required to approve each of Proposal No. 2(a), Proposal No. 2(b), Proposal No. 2(c), Proposal No. 2(d), Proposal No. 2(e), Proposal No. 2(f), Proposal No. 2(g), Proposal No. 2(h), and Proposal No. 2(i). As a result, broker non-votes and abstentions will be treated as votes “AGAINST” the proposals. The Company’s directors and officers, who collectively held [•] shares of Common Stock, representing [• %] of such shares outstanding, as of April 1, 2005 (the Record Date), have indicated that they intend to vote all of such shares “FOR” each of Proposal No. 2(a), Proposal No. 2(b), Proposal No. 2(c), Proposal No. 2(d), Proposal No. 2(e), Proposal No. 2(f), Proposal No. 2(g), Proposal No. 2(h), and Proposal No. 2(i).

THE BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED EACH OF PROPOSAL NO. 2(a), PROPOSAL NO. 2(b), PROPOSAL NO. 2(c), PROPOSAL NO. 2(d), PROPOSAL NO. 2(e), PROPOSAL NO. 2(f), PROPOSAL NO. 2(g), PROPOSAL NO. 2(h), AND PROPOSAL NO. 2(i) AND UNANIMOUSLY RECOMMENDS A VOTE “FOR” EACH OF THESE PROPOSALS.

PROPOSAL No. 3: RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS

The Audit Committee has appointed Stegman & Company (“Stegman”) as the independent public accountants of the Company to audit its financial statements for the fiscal year ending December 31, 2005, and requests stockholder ratification of such selection. Stegman has served as the Company’s independent accountants since our 1993 fiscal year, and has advised the Company that neither Stegman nor any of its members has, or has had in the past three years, any financial interest in the Company or any relation to the Company other than as auditors and accountants.

Representatives of Stegman are expected to be present at the Meeting, will be given the opportunity to make a statement if they so desire and are expected to be available to respond to appropriate questions.

FEES

The following table presents fees for professional audit services rendered by Stegman for the audit of the Company’s annual financial statements for the fiscal years ended December 31, 2004 and December 31, 2003, and fees for other services rendered by Stegman during those periods:

	FISCAL YEAR 2004		FISCAL YEAR 2003(1)
FEE CATEGORY	AMOUNT	% OF TOTAL	AMOUNT	% OF TOTAL
Audit Fees	$48,000	57%	$52,000	86%
Audit Related Fees	$25,000	30%	$0	0%
Tax Fees	$5,500	6%	$7,750	13%
All Other Fees	$6,300	7%	$500	1%

Total Fees	$84,800	100%	$60,250	100%

(1)	Includes fees for the fiscal year ended September 30, 2003 and for the quarter ended December 31, 2003, which was audited in connection with the change in Celsion’s fiscal year end from September 30 to December 31.

Audit fees consist of fees for professional services rendered by Stegman for the audit of the Company’s annual financial statements and for reviews of the quarterly financial statements included in the Company’s Forms 10-Q. Tax fees consist of fees for preparation of the Company’s federal and state tax returns. Audit related fees pertain to the audit for compliance with Section 404 of the Sarbanes-Oxley Act. All other fees consist of fees for attendance at the Company’s annual meetings, review of registration statements and similar matters. Stegman rendered no financial information systems design and implementation services to the Company during fiscal years 2004 and 2003 and, therefore, no fees were charged for such services during those periods.

SERVICES BY EMPLOYEES OF STEGMAN & COMPANY

No part of Stegman’s engagement to audit the Company’s financial statements for the fiscal year ended December 31, 2004 was attributable to work performed by persons other than Stegman’s full-time, permanent employees.

AUDIT COMMITTEE POLICY ON APPROVAL OF AUDIT AND NON-AUDIT SERVICES

It is the policy of the Audit Committee to preapprove all audit and permissible non-audit services provided by the Company’s independent accountants, in accordance with rules prescribed by the Securities and Exchange Commission. These services may include audit services, audit-related services, tax services, and other services. Pre-approval is based on a written proposal, accompanied by a cost estimate and estimated budget. The Audit Committee has delegated to its Chairman the authority to preapprove audit and non-audit services with an estimated cost of up to $25,000, provided the exercise of such authority is reported to the Audit Committee at its next regular meeting. The Audit Committee reserves the right, from time to time, to delegate preapproval authority to other of its members, so long as such members are independent directors.

All of the services of Stegman during fiscal year 2004 were approved by the Audit Committee in accordance with its preapproval policy and the approval requirement of the Securities and Exchange Commission.

RECOMMENDATION

The affirmative vote of the holders of a majority of the shares of Common Stock represented, in person or by proxy, and entitled to vote at the Annual Meeting will be required to approve Proposal No. 3 and thereby to ratify the selection of Stegman & Company as the independent public accountants for the Company for the fiscal year ending December 31, 2005. As a result, broker non-votes and abstentions, if any, will be treated as votes “AGAINST” the proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” PROPOSAL NO. 3, THE PROPOSAL TO RATIFY THE SELECTION OF STEGMAN & COMPANY AS INDEPENDENT PUBLIC ACCOUNTANTS FOR THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 2005.

Stockholder ratification of the selection of Stegman as the Company’s independent public accountants is not required by the Company’s Bylaws or other applicable legal or regulatory requirements. However, the Board, upon the recommendation of the Audit Committee, is submitting the selection of Stegman to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection of Stegman, the

Audit Committee will reconsider whether or not to retain that firm, or whether to retain a different firm. Even if the selection is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders.

PROPOSAL No. 4: GRANT OF DISCRETIONARY AUTHORITY TO ADJOURN OR POSTPONE THE ANNUAL MEETING

GENERAL

If at the Annual Meeting on May 19, 2005, the number of shares of Common Stock present or represented and voting in favor the reverse stock split proposals—Proposals No. 2(a), 2(b), 2(c), 2(d), 2(e), 2(f), 2(g), 2(h) and 2(i)—is insufficient to approve such proposal(s) under Delaware law, the individuals named as proxies in the accompanying Proxy Card may move to adjourn the Annual Meeting in order to enable our Board of Directors to solicit additional proxies. In that event, the Company will ask its stockholders to vote only upon the proposal to adjourn the Annual Meeting, and not on any of the other proposals set forth in the Notice of Annual Meeting accompanying, or described in, this Proxy Statement.

Therefore, our stockholders are being asked to authorize the holder of any proxy solicited by our Board of Directors to vote in favor of granting discretionary authority to the named proxies to adjourn or postpone the Annual Meeting to another time and place for the purpose of soliciting additional proxies. If the stockholders grant this authority, the Company could adjourn the Annual Meeting and any adjourned session of the Annual Meeting to provide additional time to solicit proxies, including the solicitation of proxies from stockholders who have previously voted. Among other things, this could mean that, even if the Company has received proxies representing a sufficient number of votes against any of Proposals No. 2(a), 2(b), 2(c), 2(d), 2(e), 2(f), 2(g), 2(h) and 2(i), to defeat such Proposal, the Company could adjourn the Annual Meeting without a vote on any of Proposals No. 2(a), 2(b), 2(c), 2(d), 2(e), 2(f), 2(g), 2(h) and 2(i) and seek to convince the holders of those shares to change their votes to votes in favor of such Proposal(s).

VOTE REQUIRED AND RECOMMENDATION

The affirmative vote of the holders of a majority of the shares voted at the Annual Meeting will be required to approve Proposal No. 4. As a result, assuming the presence of a quorum, broker non-votes and abstentions will not affect the vote on Proposal No. 4. The Company’s directors and officers, who collectively held [•] shares of Common Stock, representing [•%] of such shares outstanding, as of April 1, 2005 (the Record Date), have indicated that they intend to vote all of such shares “FOR” Proposal No. 4.

Our Board of Directors believes that if the number of shares of Common Stock present or represented at the Annual Meeting and voting in favor of Proposals No. 2(a), 2(b), 2(c), 2(d), 2(e), 2(f), 2(g), 2(h) and 2(i) is insufficient to approve such Proposal(s), it is in the best interests of the stockholders to provide the opportunity for the Board to continue to seek to obtain a sufficient number of additional votes in favor of the Proposal(s) to effect approval thereof.

The BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED PROPOSAL NO. 4, THE PROPOSAL TO GRANT PROXY HOLDERS DISCRETIONARY AUTHORITY TO ADJOURN OR POSTPONE THE ANNUAL MEETING, AND UNANIMOUSLY RECOMMENDS A VOTE “FOR” THIS PROPOSAL.

HOUSEHOLDING OF ANNUAL MEETING MATERIALS

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of our Proxy Statement or 2004 Annual Report on Form 10-K may have been sent to multiple stockholders in your household. We will promptly deliver a separate copy of either document to you if you write or call us at the following address or telephone number:

10220-L Old Columbia Road

Columbia, Maryland 21046-2364

Attention: Corporate Secretary

(410) 290-5390

If you would like to receive separate copies of our Annual Report and Proxy Statement in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker, or other nominee record holder, or you may contact us at the address and telephone number set out above.

STOCKHOLDER PROPOSALS FOR THE 2006 ANNUAL MEETING

If a stockholder wants us to include a proposal in our proxy statement for presentation at our 2006 annual meeting of stockholders in accordance with Rule 14a-8 promulgated by the SEC under the Exchange Act, the proposal must be received by us no later than December [•], 2005. Such proposals should be directed to Celsion Corporation, 10220-L Old Columbia Road, Columbia, Maryland, 21046-2364 Attention: Anita J. Finkelstein, Secretary.

A stockholder may also nominate directors or have other business brought before the 2006 annual meeting by submitting the nomination or proposal to us no later than December [•], 2005. The nomination or proposal must be delivered to our executive offices at 10220-L Old Columbia Road, Columbia, Maryland, 21046-2364, Attention: Anita Finkelstein, Secretary. Any stockholder considering submitting a proposal for action at our 2006 annual meeting is directed to our Bylaws, which contain additional requirements as to submission of matters for stockholder action. Copies of the Bylaws may be obtained upon request to our Corporate Secretary.

OTHER BUSINESS

The Directors of the Company are not aware of any business to be acted upon at the Annual Meeting, other than described herein. It is not anticipated that other matters will be brought before the Annual Meeting. If, however, other matters are duly brought before the Annual Meeting, or any adjournments or postponements thereof, the persons appointed as proxies will have discretion to vote or act thereon according to their best judgment.

COMPANY REPORTS

The Company’s 2004 Annual Report on Form 10-K, which contains audited financial statements for that fiscal year is being sent to stockholders along with this Proxy Statement and is incorporated herein by reference.

Additional copies of the Company’s 2004 Annual Report on Form 10-K, as filed with the SEC (but excluding exhibits), may be obtained without charge, upon written request directed to the Corporate Secretary, Celsion Corporation, 10220-L Old Columbia Road, Columbia, Maryland 21046-2364.

By Order of the Board of Directors

Anita J. Finkelstein

Secretary

April 11, 2005

APPENDIX A-1 TO
CELSION CORPORATION
PROXY STATEMENT

CERTIFICATE OF AMENDMENT

OF THE

CERTIFICATE OF INCORPORATION

OF

CELSION CORPORATION

Celsion Corporation (the “Corporation”), a corporation duly organized and existing under the General Corporation Law of the State of Delaware, does, by Augustine Y. Cheung, its President, hereby certify that:

1. The name of the Corporation is Celsion Corporation. The original Certificate of Incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on May 17, 2000. A Certificate of Ownership and Merger was filed with the Secretary of State of the State of Delaware on August 17, 2000. Certificates of Designations designating Series A, Series B and Series C Preferred Stock were filed with the Secretary of State of the State of Delaware on August 17, 2000, May 29, 2002 and August 20, 2002, respectively, and Certificates of Amendment were so filed on June 5, 2001, November 8, 2002 and May 26, 2004.

2. Pursuant to Sections 141(b) and 242 of the General Corporation Law of the State of Delaware, at a regular meeting duly convened and held on February 22, 2005, the Board of Directors of the Corporation found that the following proposed amendment of the Certificate of Incorporation of the Corporation was advisable and directed that such proposed amendment be submitted for consideration and action thereon by the stockholders of the Corporation at an annual meeting of stockholders called pursuant to notice given in accordance with Section 222 of the General Corporation Law of the State of Delaware:

The first paragraph of Article Fourth of the Certificate of Incorporation of the Corporation, as amended, shall be deleted in its entirety and the following two paragraphs shall be substituted therefor:

The total number of shares of all classes of stock which the Corporation shall have authority to issue is two hundred fifty million one hundred thousand (250,100,000) shares, consisting of (i) two hundred fifty million (250,000,000) shares of Common Stock, par value $0.01 per share (“Common Stock”), and (ii) one hundred thousand (100,000) shares of Preferred Stock, par value $0.01 per share (“Preferred Stock”). The Preferred Stock may be issued from time to time in one or more series.

At the time that this Certificate of Amendment becomes effective pursuant to the General Corporation Law of the State of Delaware (the “Effective Time”), each seven (7) shares of the Corporation’s Common Stock then issued and outstanding (the “Old Common Stock”) shall, automatically and without any action on the part of the respective holders thereof, be combined, converted and changed into one (1) share of Common Stock of the Corporation; provided, however, that the Corporation shall issue no fractional shares as a result of the actions set forth herein but shall instead pay cash consideration to the holder of any such fractional share in accordance with the next succeeding sentence and, provided further, that neither the number of shares of Common Stock authorized pursuant to the first sentence of this Article Fourth nor the par value of such shares shall be altered. As contemplated by the preceding sentence, a holder who otherwise would be entitled to receive a fraction of a share of Common Stock shall, in lieu thereof, receive the fair market value thereof, determined by multiplying the number of shares of Old Common Stock resulting in such fraction by the average of the closing sales prices of the Old Common Stock as reported by The American Stock Exchange on the five (5) trading days prior to the date on which this Certificate of Amendment is filed with the Secretary of State of the State of Delaware. Each stock certificate that, immediately prior to the Effective Time, represented shares of Old Common Stock then outstanding shall, from and after the Effective Time, automatically and without the necessity of presenting the same for exchange, represent that number of whole shares of Common Stock outstanding after the Effective Time into which the shares of Old Common Stock represented by such certificate shall have been reclassified (as well as the right to receive cash in lieu of any fractional shares of Common Stock as set forth above); provided, however, that each holder of record of a certificate that represented shares of Old Common Stock shall receive, upon surrender of such certificate, a new certificate representing the number of whole shares of Common Stock into which the shares of Old Common Stock represented by such certificate shall have been reclassified, as well as any cash in lieu of fractional shares of Common Stock to which such holder may be entitled pursuant to this Article Fourth.

3. Pursuant to Section 242 of the General Corporation Law of the State of Delaware, the holders of a majority of the issued and outstanding shares of capital stock of the Corporation entitled to vote on the matter voted in favor of, approved and adopted, the foregoing proposed amendment of the Certificate of Incorporation of the Corporation, as amended, at an annual meeting of stockholders duly convened and held on May 19, 2005.

4. The foregoing amendment of the Certificate of Incorporation of the Corporation, as amended, was duly adopted in accordance with the provisions of Sections 141 and 242 of the General Corporation Law of the State of Delaware.

5. This Certificate of Amendment shall become effective at 5:00 p.m. Eastern Time on                     , 200    .

The Corporation has caused this Certificate of Amendment to be signed and executed in its corporate name by its President and attested to by its Secretary, who declare, affirm, acknowledge and certify, under the penalties of perjury, that this is their free act and deed and that the facts stated herein are true as of the      day of                     , 200    .

ATTEST		CELSION CORPORATION, a Delaware corporation

By:		By:
	Anita J. Finkelstein Secretary		Augustine Y. Cheung President

A-1(ii)

APPENDIX A-2 TO
CELSION CORPORATION
PROXY STATEMENT

CERTIFICATE OF AMENDMENT

OF THE

CERTIFICATE OF INCORPORATION

OF

CELSION CORPORATION

Celsion Corporation (the “Corporation”), a corporation duly organized and existing under the General Corporation Law of the State of Delaware, does, by Augustine Y. Cheung, its President, hereby certify that:

1. The name of the Corporation is Celsion Corporation. The original Certificate of Incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on May 17, 2000. A Certificate of Ownership and Merger was filed with the Secretary of State of the State of Delaware on August 17, 2000. Certificates of Designations designating Series A, Series B and Series C Preferred Stock were filed with the Secretary of State of the State of Delaware on August 17, 2000, May 29, 2002 and August 20, 2002, respectively, and Certificates of Amendment were so filed on June 5, 2001, November 8, 2002 and May 26, 2004.

2. Pursuant to Sections 141(b) and 242 of the General Corporation Law of the State of Delaware, at a regular meeting duly convened and held on February 22, 2005, the Board of Directors of the Corporation found that the following proposed amendment of the Certificate of Incorporation of the Corporation was advisable and directed that such proposed amendment be submitted for consideration and action thereon by the stockholders of the Corporation at an annual meeting of stockholders called pursuant to notice given in accordance with Section 222 of the General Corporation Law of the State of Delaware:

The first paragraph of Article Fourth of the Certificate of Incorporation of the Corporation, as amended, shall be deleted in its entirety and the following two paragraphs shall be substituted therefor:

The total number of shares of all classes of stock which the Corporation shall have authority to issue is two hundred fifty million one hundred thousand (250,100,000) shares, consisting of (i) two hundred fifty million (250,000,000) shares of Common Stock, par value $0.01 per share (“Common Stock”), and (ii) one hundred thousand (100,000) shares of Preferred Stock, par value $0.01 per share (“Preferred Stock”). The Preferred Stock may be issued from time to time in one or more series.

At the time that this Certificate of Amendment becomes effective pursuant to the General Corporation Law of the State of Delaware (the “Effective Time”), each eight (8) shares of the Corporation’s Common Stock then issued and outstanding (the “Old Common Stock”) shall, automatically and without any action on the part of the respective holders thereof, be combined, converted and changed into one (1) share of Common Stock of the Corporation; provided, however, that the Corporation shall issue no fractional shares as a result of the actions set forth herein but shall instead pay cash consideration to the holder of any such fractional share in accordance with the next succeeding sentence and, provided further, that neither the number of shares of Common Stock authorized pursuant to the first sentence of this Article Fourth nor the par value of such shares shall be altered. As contemplated by the preceding sentence, a holder who otherwise would be entitled to receive a fraction of a share of Common Stock shall, in lieu thereof, receive the fair market value thereof, determined by multiplying the number of shares of Old Common Stock resulting in such fraction by the average of the closing sales prices of the Old Common Stock as reported by The American Stock Exchange on the five (5) trading days prior to the date on which this Certificate of Amendment is filed with the Secretary of State of the State of Delaware. Each stock certificate that, immediately prior to the Effective Time, represented shares of Old Common Stock then outstanding shall, from and after the Effective Time, automatically and without the necessity of presenting the same for exchange, represent that number of whole shares of Common Stock outstanding after the Effective Time into which the shares of Old Common Stock represented by such certificate shall have been reclassified (as well as the right to receive cash in lieu of any fractional shares of Common Stock as set forth above); provided, however, that each holder of record of a certificate that represented shares of Old Common Stock shall receive, upon surrender of such certificate, a new certificate representing the number of whole shares of Common Stock into which the shares of Old Common Stock represented by such certificate shall have been reclassified, as well as any cash in lieu of fractional shares of Common Stock to which such holder may be entitled pursuant to this Article Fourth.

3. Pursuant to Section 242 of the General Corporation Law of the State of Delaware, the holders of a majority of the issued and outstanding shares of capital stock of the Corporation entitled to vote on the matter voted in favor of, approved and adopted, the foregoing proposed amendment of the Certificate of Incorporation of the Corporation, as amended, at an annual meeting of stockholders duly convened and held on May 19, 2005.

4. The foregoing amendment of the Certificate of Incorporation of the Corporation, as amended, was duly adopted in accordance with the provisions of Sections 141 and 242 of the General Corporation Law of the State of Delaware.

5. This Certificate of Amendment shall become effective at 5:00 p.m. Eastern Time on                     , 200    .

The Corporation has caused this Certificate of Amendment to be signed and executed in its corporate name by its President and attested to by its Secretary, who declare, affirm, acknowledge and certify, under the penalties of perjury, that this is their free act and deed and that the facts stated herein are true as of the      day of             , 200    .

ATTEST		CELSION CORPORATION, a Delaware corporation

By:		By:
	Anita J. Finkelstein Secretary		Augustine Y. Cheung President

A-2(ii)

APPENDIX A-3 TO
CELSION CORPORATION
PROXY STATEMENT

CERTIFICATE OF AMENDMENT

OF THE

CERTIFICATE OF INCORPORATION

OF

CELSION CORPORATION

Celsion Corporation (the “Corporation”), a corporation duly organized and existing under the General Corporation Law of the State of Delaware, does, by Augustine Y. Cheung, its President, hereby certify that:

1. The name of the Corporation is Celsion Corporation. The original Certificate of Incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on May 17, 2000. A Certificate of Ownership and Merger was filed with the Secretary of State of the State of Delaware on August 17, 2000. Certificates of Designations designating Series A, Series B and Series C Preferred Stock were filed with the Secretary of State of the State of Delaware on August 17, 2000, May 29, 2002 and August 20, 2002, respectively, and Certificates of Amendment were so filed on June 5, 2001, November 8, 2002 and May 26, 2004.

2. Pursuant to Sections 141(b) and 242 of the General Corporation Law of the State of Delaware, at a regular meeting duly convened and held on February 22, 2005, the Board of Directors of the Corporation found that the following proposed amendment of the Certificate of Incorporation of the Corporation was advisable and directed that such proposed amendment be submitted for consideration and action thereon by the stockholders of the Corporation at an annual meeting of stockholders called pursuant to notice given in accordance with Section 222 of the General Corporation Law of the State of Delaware:

The first paragraph of Article Fourth of the Certificate of Incorporation of the Corporation, as amended, shall be deleted in its entirety and the following two paragraphs shall be substituted therefor:

The total number of shares of all classes of stock which the Corporation shall have authority to issue is two hundred fifty million one hundred thousand (250,100,000) shares, consisting of (i) two hundred fifty million (250,000,000) shares of Common Stock, par value $0.01 per share (“Common Stock”), and (ii) one hundred thousand (100,000) shares of Preferred Stock, par value $0.01 per share (“Preferred Stock”). The Preferred Stock may be issued from time to time in one or more series.

At the time that this Certificate of Amendment becomes effective pursuant to the General Corporation Law of the State of Delaware (the “Effective Time”), each nine (9) shares of the Corporation’s Common Stock then issued and outstanding (the “Old Common Stock”) shall, automatically and without any action on the part of the respective holders thereof, be combined, converted and changed into one (1) share of Common Stock of the Corporation; provided, however, that the Corporation shall issue no fractional shares as a result of the actions set forth herein but shall instead pay cash consideration to the holder of any such fractional share in accordance with the next succeeding sentence and, provided further, that neither the number of shares of Common Stock authorized pursuant to the first sentence of this Article Fourth nor the par value of such shares shall be altered. As contemplated by the preceding sentence, a holder who otherwise would be entitled to receive a fraction of a share of Common Stock shall, in lieu thereof, receive the fair market value thereof, determined by multiplying the number of shares of Old Common Stock resulting in such fraction by the average of the closing sales prices of the Old Common Stock as reported by The American Stock Exchange on the five (5) trading days prior to the date on which this Certificate of Amendment is filed with the Secretary of State of the State of Delaware. Each stock certificate that, immediately prior to the Effective Time, represented shares of Old Common Stock then outstanding shall, from and after the Effective Time, automatically and without the necessity of presenting the same for exchange, represent that number of whole shares of Common Stock outstanding after the Effective Time into which the shares of Old Common Stock represented by such certificate shall have been reclassified (as well as the right to receive cash in lieu of any fractional shares of Common Stock as set forth above); provided, however, that each holder of record of a certificate that represented shares of Old Common Stock shall receive, upon surrender of such certificate, a new certificate representing the number of whole shares of Common Stock into which the shares of Old Common Stock represented by such certificate shall have been reclassified, as well as any cash in lieu of fractional shares of Common Stock to which such holder may be entitled pursuant to this Article Fourth.

3. Pursuant to Section 242 of the General Corporation Law of the State of Delaware, the holders of a majority of the issued and outstanding shares of capital stock of the Corporation entitled to vote on the matter voted in favor of, approved and adopted, the foregoing proposed amendment of the Certificate of Incorporation of the Corporation, as amended, at an annual meeting of stockholders duly convened and held on May 19, 2005.

4. The foregoing amendment of the Certificate of Incorporation of the Corporation, as amended, was duly adopted in accordance with the provisions of Sections 141 and 242 of the General Corporation Law of the State of Delaware.

5. This Certificate of Amendment shall become effective at 5:00 p.m. Eastern Time on                     , 200    .

The Corporation has caused this Certificate of Amendment to be signed and executed in its corporate name by its President and attested to by its Secretary, who declare, affirm, acknowledge and certify, under the penalties of perjury, that this is their free act and deed and that the facts stated herein are true as of the      day of                     , 200    .

ATTEST		CELSION CORPORATION, a Delaware corporation

By:		By:
	Anita J. Finkelstein Secretary		Augustine Y. Cheung President

A-3(ii)

APPENDIX A-4 TO
CELSION CORPORATION
PROXY STATEMENT

CERTIFICATE OF AMENDMENT

OF THE

CERTIFICATE OF INCORPORATION

OF

CELSION CORPORATION

Celsion Corporation (the “Corporation”), a corporation duly organized and existing under the General Corporation Law of the State of Delaware, does, by Augustine Y. Cheung, its President, hereby certify that:

1. The name of the Corporation is Celsion Corporation. The original Certificate of Incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on May 17, 2000. A Certificate of Ownership and Merger was filed with the Secretary of State of the State of Delaware on August 17, 2000. Certificates of Designations designating Series A, Series B and Series C Preferred Stock were filed with the Secretary of State of the State of Delaware on August 17, 2000, May 29, 2002 and August 20, 2002, respectively, and Certificates of Amendment were so filed on June 5, 2001, November 8, 2002 and May 26, 2004.

2. Pursuant to Sections 141(b) and 242 of the General Corporation Law of the State of Delaware, at a regular meeting duly convened and held on February 22, 2005, the Board of Directors of the Corporation found that the following proposed amendment of the Certificate of Incorporation of the Corporation was advisable and directed that such proposed amendment be submitted for consideration and action thereon by the stockholders of the Corporation at an annual meeting of stockholders called pursuant to notice given in accordance with Section 222 of the General Corporation Law of the State of Delaware:

The first paragraph of Article Fourth of the Certificate of Incorporation of the Corporation, as amended, shall be deleted in its entirety and the following two paragraphs shall be substituted therefor:

The total number of shares of all classes of stock which the Corporation shall have authority to issue is two hundred fifty million one hundred thousand (250,100,000) shares, consisting of (i) two hundred fifty million (250,000,000) shares of Common Stock, par value $0.01 per share (“Common Stock”), and (ii) one hundred thousand (100,000) shares of Preferred Stock, par value $0.01 per share (“Preferred Stock”). The Preferred Stock may be issued from time to time in one or more series.

At the time that this Certificate of Amendment becomes effective pursuant to the General Corporation Law of the State of Delaware (the “Effective Time”), each ten (10) shares of the Corporation’s Common Stock then issued and outstanding (the “Old Common Stock”) shall, automatically and without any action on the part of the respective holders thereof, be combined, converted and changed into one (1) share of Common Stock of the Corporation; provided, however, that the Corporation shall issue no fractional shares as a result of the actions set forth herein but shall instead pay cash consideration to the holder of any such fractional share in accordance with the next succeeding sentence and, provided further, that neither the number of shares of Common Stock authorized pursuant to the first sentence of this Article Fourth nor the par value of such shares shall be altered. As contemplated by the preceding sentence, a holder who otherwise would be entitled to receive a fraction of a share of Common Stock shall, in lieu thereof, receive the fair market value thereof, determined by multiplying the number of shares of Old Common Stock resulting in such fraction by the average of the closing sales prices of the Old Common Stock as reported by The American Stock Exchange on the five (5) trading days prior to the date on which this Certificate of Amendment is filed with the Secretary of State of the State of Delaware. Each stock certificate that, immediately prior to the Effective Time, represented shares of Old Common Stock then outstanding shall, from and after the Effective Time, automatically and without the necessity of presenting the same for exchange, represent that number of whole shares of Common Stock outstanding after the Effective Time into which the shares of Old Common Stock represented by such certificate shall have been reclassified (as well as the right to receive cash in lieu of any fractional shares of Common Stock as set forth above); provided, however, that each holder of record of a certificate that represented shares of Old Common Stock shall receive, upon surrender of such certificate, a new certificate representing the number of whole shares of Common Stock into which the shares of Old Common Stock represented by such certificate shall have been reclassified, as well as any cash in lieu of fractional shares of Common Stock to which such holder may be entitled pursuant to this Article Fourth.

3. Pursuant to Section 242 of the General Corporation Law of the State of Delaware, the holders of a majority of the issued and outstanding shares of capital stock of the Corporation entitled to vote on the matter voted in favor of, approved and adopted, the foregoing proposed amendment of the Certificate of Incorporation of the Corporation, as amended, at an annual meeting of stockholders duly convened and held on May 19, 2005.

4. The foregoing amendment of the Certificate of Incorporation of the Corporation, as amended, was duly adopted in accordance with the provisions of Sections 141 and 242 of the General Corporation Law of the State of Delaware.

5. This Certificate of Amendment shall become effective at 5:00 p.m. Eastern Time on                     , 200    .

The Corporation has caused this Certificate of Amendment to be signed and executed in its corporate name by its President and attested to by its Secretary, who declare, affirm, acknowledge and certify, under the penalties of perjury, that this is their free act and deed and that the facts stated herein are true as of the      day of                     , 200    .

ATTEST		CELSION CORPORATION, a Delaware corporation

By:		By:
	Anita J. Finkelstein Secretary		Augustine Y. Cheung President

A-4(ii)

APPENDIX A-5 TO
CELSION CORPORATION
PROXY STATEMENT

CERTIFICATE OF AMENDMENT

OF THE

CERTIFICATE OF INCORPORATION

OF

CELSION CORPORATION

Celsion Corporation (the “Corporation”), a corporation duly organized and existing under the General Corporation Law of the State of Delaware, does, by Augustine Y. Cheung, its President, hereby certify that:

1. The name of the Corporation is Celsion Corporation. The original Certificate of Incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on May 17, 2000. A Certificate of Ownership and Merger was filed with the Secretary of State of the State of Delaware on August 17, 2000. Certificates of Designations designating Series A, Series B and Series C Preferred Stock were filed with the Secretary of State of the State of Delaware on August 17, 2000, May 29, 2002 and August 20, 2002, respectively, and Certificates of Amendment were so filed on June 5, 2001, November 8, 2002 and May 26, 2004.

2. Pursuant to Sections 141(b) and 242 of the General Corporation Law of the State of Delaware, at a regular meeting duly convened and held on February 22, 2005, the Board of Directors of the Corporation found that the following proposed amendment of the Certificate of Incorporation of the Corporation was advisable and directed that such proposed amendment be submitted for consideration and action thereon by the stockholders of the Corporation at an annual meeting of stockholders called pursuant to notice given in accordance with Section 222 of the General Corporation Law of the State of Delaware:

The first paragraph of Article Fourth of the Certificate of Incorporation of the Corporation, as amended, shall be deleted in its entirety and the following two paragraphs shall be substituted therefor:

The total number of shares of all classes of stock which the Corporation shall have authority to issue is two hundred fifty million one hundred thousand (250,100,000) shares, consisting of (i) two hundred fifty million (250,000,000) shares of Common Stock, par value $0.01 per share (“Common Stock”), and (ii) one hundred thousand (100,000) shares of Preferred Stock, par value $0.01 per share (“Preferred Stock”). The Preferred Stock may be issued from time to time in one or more series.

At the time that this Certificate of Amendment becomes effective pursuant to the General Corporation Law of the State of Delaware (the “Effective Time”), each eleven (11) shares of the Corporation’s Common Stock then issued and outstanding (the “Old Common Stock”) shall, automatically and without any action on the part of the respective holders thereof, be combined, converted and changed into one (1) share of Common Stock of the Corporation; provided, however, that the Corporation shall issue no fractional shares as a result of the actions set forth herein but shall instead pay cash consideration to the holder of any such fractional share in accordance with the next succeeding sentence and, provided further, that neither the number of shares of Common Stock authorized pursuant to the first sentence of this Article Fourth nor the par value of such shares shall be altered. As contemplated by the preceding sentence, a holder who otherwise would be entitled to receive a fraction of a share of Common Stock shall, in lieu thereof, receive the fair market value thereof, determined by multiplying the number of shares of Old Common Stock resulting in such fraction by the average of the closing sales prices of the Old Common Stock as reported by The American Stock Exchange on the five (5) trading days prior to the date on which this Certificate of Amendment is filed with the Secretary of State of the State of Delaware. Each stock certificate that, immediately prior to the Effective Time, represented shares of Old Common Stock then outstanding shall, from and after the Effective Time, automatically and without the necessity of presenting the same for exchange, represent that number of whole shares of Common Stock outstanding after the Effective Time into which the shares of Old Common Stock represented by such certificate shall have been reclassified (as well as the right to receive cash in lieu of any fractional shares of Common Stock as set forth above); provided, however, that each holder of record of a certificate that represented shares of Old Common Stock shall receive, upon surrender of such certificate, a new certificate representing the number of whole shares of Common Stock into which the shares of Old Common Stock represented by such certificate shall have been reclassified, as well as any cash in lieu of fractional shares of Common Stock to which such holder may be entitled pursuant to this Article Fourth.

3. Pursuant to Section 242 of the General Corporation Law of the State of Delaware, the holders of a majority of the issued and outstanding shares of capital stock of the Corporation entitled to vote on the matter voted in favor of, approved and adopted, the foregoing proposed amendment of the Certificate of Incorporation of the Corporation, as amended, at an annual meeting of stockholders duly convened and held on May 19, 2005.

4. The foregoing amendment of the Certificate of Incorporation of the Corporation, as amended, was duly adopted in accordance with the provisions of Sections 141 and 242 of the General Corporation Law of the State of Delaware.

5. This Certificate of Amendment shall become effective at 5:00 p.m. Eastern Time on                     , 200    .

The Corporation has caused this Certificate of Amendment to be signed and executed in its corporate name by its President and attested to by its Secretary, who declare, affirm, acknowledge and certify, under the penalties of perjury, that this is their free act and deed and that the facts stated herein are true as of the      day of                     , 200    .

ATTEST		CELSION CORPORATION, a Delaware corporation

By:		By:
	Anita J. Finkelstein Secretary		Augustine Y. Cheung President

A-5(ii)

APPENDIX A-6 TO
CELSION CORPORATION
PROXY STATEMENT

CERTIFICATE OF AMENDMENT

OF THE

CERTIFICATE OF INCORPORATION

OF

CELSION CORPORATION

Celsion Corporation (the “Corporation”), a corporation duly organized and existing under the General Corporation Law of the State of Delaware, does, by Augustine Y. Cheung, its President, hereby certify that:

1. The name of the Corporation is Celsion Corporation. The original Certificate of Incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on May 17, 2000. A Certificate of Ownership and Merger was filed with the Secretary of State of the State of Delaware on August 17, 2000. Certificates of Designations designating Series A, Series B and Series C Preferred Stock were filed with the Secretary of State of the State of Delaware on August 17, 2000, May 29, 2002 and August 20, 2002, respectively, and Certificates of Amendment were so filed on June 5, 2001, November 8, 2002 and May 26, 2004.

2. Pursuant to Sections 141(b) and 242 of the General Corporation Law of the State of Delaware, at a regular meeting duly convened and held on February 22, 2005, the Board of Directors of the Corporation found that the following proposed amendment of the Certificate of Incorporation of the Corporation was advisable and directed that such proposed amendment be submitted for consideration and action thereon by the stockholders of the Corporation at an annual meeting of stockholders called pursuant to notice given in accordance with Section 222 of the General Corporation Law of the State of Delaware:

The first paragraph of Article Fourth of the Certificate of Incorporation of the Corporation, as amended, shall be deleted in its entirety and the following two paragraphs shall be substituted therefor:

The total number of shares of all classes of stock which the Corporation shall have authority to issue is two hundred fifty million one hundred thousand (250,100,000) shares, consisting of (i) two hundred fifty million (250,000,000) shares of Common Stock, par value $0.01 per share (“Common Stock”), and (ii) one hundred thousand (100,000) shares of Preferred Stock, par value $0.01 per share (“Preferred Stock”). The Preferred Stock may be issued from time to time in one or more series.

At the time that this Certificate of Amendment becomes effective pursuant to the General Corporation Law of the State of Delaware (the “Effective Time”), each twelve (12) shares of the Corporation’s Common Stock then issued and outstanding (the “Old Common Stock”) shall, automatically and without any action on the part of the respective holders thereof, be combined, converted and changed into one (1) share of Common Stock of the Corporation; provided, however, that the Corporation shall issue no fractional shares as a result of the actions set forth herein but shall instead pay cash consideration to the holder of any such fractional share in accordance with the next succeeding sentence and, provided further, that neither the number of shares of Common Stock authorized pursuant to the first sentence of this Article Fourth nor the par value of such shares shall be altered. As contemplated by the preceding sentence, a holder who otherwise would be entitled to receive a fraction of a share of Common Stock shall, in lieu thereof, receive the fair market value thereof, determined by multiplying the number of shares of Old Common Stock resulting in such fraction by the average of the closing sales prices of the Old Common Stock as reported by The American Stock Exchange on the five (5) trading days prior to the date on which this Certificate of Amendment is filed with the Secretary of State of the State of Delaware. Each stock certificate that, immediately prior to the Effective Time, represented shares of Old Common Stock then outstanding shall, from and after the Effective Time, automatically and without the necessity of presenting the same for exchange, represent that number of whole shares of Common Stock outstanding after the Effective Time into which the shares of Old Common Stock represented by such certificate shall have been reclassified (as well as the right to receive cash in lieu of any fractional shares of Common Stock as set forth above); provided, however, that each holder of record of a certificate that represented shares of Old Common Stock shall receive, upon surrender of such certificate, a new certificate representing the number of whole shares of Common Stock into which the shares of Old Common Stock represented by such certificate shall have been reclassified, as well as any cash in lieu of fractional shares of Common Stock to which such holder may be entitled pursuant to this Article Fourth.

3. Pursuant to Section 242 of the General Corporation Law of the State of Delaware, the holders of a majority of the issued and outstanding shares of capital stock of the Corporation entitled to vote on the matter voted in favor of, approved and adopted, the foregoing proposed amendment of the Certificate of Incorporation of the Corporation, as amended, at an annual meeting of stockholders duly convened and held on May 19, 2005.

4. The foregoing amendment of the Certificate of Incorporation of the Corporation, as amended, was duly adopted in accordance with the provisions of Sections 141 and 242 of the General Corporation Law of the State of Delaware.

5. This Certificate of Amendment shall become effective at 5:00 p.m. Eastern Time on                     , 200    .

The Corporation has caused this Certificate of Amendment to be signed and executed in its corporate name by its President and attested to by its Secretary, who declare, affirm, acknowledge and certify, under the penalties of perjury, that this is their free act and deed and that the facts stated herein are true as of the      day of                     , 200    .

ATTEST		CELSION CORPORATION, a Delaware corporation

By:		By:
	Anita J. Finkelstein Secretary		Augustine Y. Cheung President

A-6(ii)

APPENDIX A-7 TO
CELSION CORPORATION
PROXY STATEMENT

CERTIFICATE OF AMENDMENT

OF THE

CERTIFICATE OF INCORPORATION

OF

CELSION CORPORATION

Celsion Corporation (the “Corporation”), a corporation duly organized and existing under the General Corporation Law of the State of Delaware, does, by Augustine Y. Cheung, its President, hereby certify that:

1. The name of the Corporation is Celsion Corporation. The original Certificate of Incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on May 17, 2000. A Certificate of Ownership and Merger was filed with the Secretary of State of the State of Delaware on August 17, 2000. Certificates of Designations designating Series A, Series B and Series C Preferred Stock were filed with the Secretary of State of the State of Delaware on August 17, 2000, May 29, 2002 and August 20, 2002, respectively, and Certificates of Amendment were so filed on June 5, 2001, November 8, 2002 and May 26, 2004.

2. Pursuant to Sections 141(b) and 242 of the General Corporation Law of the State of Delaware, at a regular meeting duly convened and held on February 22, 2005, the Board of Directors of the Corporation found that the following proposed amendment of the Certificate of Incorporation of the Corporation was advisable and directed that such proposed amendment be submitted for consideration and action thereon by the stockholders of the Corporation at an annual meeting of stockholders called pursuant to notice given in accordance with Section 222 of the General Corporation Law of the State of Delaware:

The first paragraph of Article Fourth of the Certificate of Incorporation of the Corporation, as amended, shall be deleted in its entirety and the following two paragraphs shall be substituted therefor:

The total number of shares of all classes of stock which the Corporation shall have authority to issue is two hundred fifty million one hundred thousand (250,100,000) shares, consisting of (i) two hundred fifty million (250,000,000) shares of Common Stock, par value $0.01 per share (“Common Stock”), and (ii) one hundred thousand (100,000) shares of Preferred Stock, par value $0.01 per share (“Preferred Stock”). The Preferred Stock may be issued from time to time in one or more series.

At the time that this Certificate of Amendment becomes effective pursuant to the General Corporation Law of the State of Delaware (the “Effective Time”), each thirteen (13) shares of the Corporation’s Common Stock then issued and outstanding (the “Old Common Stock”) shall, automatically and without any action on the part of the respective holders thereof, be combined, converted and changed into one (1) share of Common Stock of the Corporation; provided, however, that the Corporation shall issue no fractional shares as a result of the actions set forth herein but shall instead pay cash consideration to the holder of any such fractional share in accordance with the next succeeding sentence and, provided further, that neither the number of shares of Common Stock authorized pursuant to the first sentence of this Article Fourth nor the par value of such shares shall be altered. As contemplated by the preceding sentence, a holder who otherwise would be entitled to receive a fraction of a share of Common Stock shall, in lieu thereof, receive the fair market value thereof, determined by multiplying the number of shares of Old Common Stock resulting in such fraction by the average of the closing sales prices of the Old Common Stock as reported by The American Stock Exchange on the five (5) trading days prior to the date on which this Certificate of Amendment is filed with the Secretary of State of the State of Delaware. Each stock certificate that, immediately prior to the Effective Time, represented shares of Old Common Stock then outstanding shall, from and after the Effective Time, automatically and without the necessity of presenting the same for exchange, represent that number of whole shares of Common Stock outstanding after the Effective Time into which the shares of Old Common Stock represented by such certificate shall have been reclassified (as well as the right to receive cash in lieu of any fractional shares of Common Stock as set forth above); provided, however, that each holder of record of a certificate that represented shares of Old Common Stock shall receive, upon surrender of such certificate, a new certificate representing the number of whole shares of Common Stock into which the shares of Old Common Stock represented by such certificate shall have been reclassified, as well as any cash in lieu of fractional shares of Common Stock to which such holder may be entitled pursuant to this Article Fourth.

3. Pursuant to Section 242 of the General Corporation Law of the State of Delaware, the holders of a majority of the issued and outstanding shares of capital stock of the Corporation entitled to vote on the matter voted in favor of, approved and adopted, the foregoing proposed amendment of the Certificate of Incorporation of the Corporation, as amended, at an annual meeting of stockholders duly convened and held on May 19, 2005.

4. The foregoing amendment of the Certificate of Incorporation of the Corporation, as amended, was duly adopted in accordance with the provisions of Sections 141 and 242 of the General Corporation Law of the State of Delaware.

5. This Certificate of Amendment shall become effective at 5:00 p.m. Eastern Time on                     , 200    .

The Corporation has caused this Certificate of Amendment to be signed and executed in its corporate name by its President and attested to by its Secretary, who declare, affirm, acknowledge and certify, under the penalties of perjury, that this is their free act and deed and that the facts stated herein are true as of the      day of                     , 200    .

ATTEST		CELSION CORPORATION, a Delaware corporation

By:		By:
	Anita J. Finkelstein Secretary		Augustine Y. Cheung President

A-7(ii)

APPENDIX A-8 TO
CELSION CORPORATION
PROXY STATEMENT

CERTIFICATE OF AMENDMENT

OF THE

CERTIFICATE OF INCORPORATION

OF

CELSION CORPORATION

Celsion Corporation (the “Corporation”), a corporation duly organized and existing under the General Corporation Law of the State of Delaware, does, by Augustine Y. Cheung, its President, hereby certify that:

1. The name of the Corporation is Celsion Corporation. The original Certificate of Incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on May 17, 2000. A Certificate of Ownership and Merger was filed with the Secretary of State of the State of Delaware on August 17, 2000. Certificates of Designations designating Series A, Series B and Series C Preferred Stock were filed with the Secretary of State of the State of Delaware on August 17, 2000, May 29, 2002 and August 20, 2002, respectively, and Certificates of Amendment were so filed on June 5, 2001, November 8, 2002 and May 26, 2004.

2. Pursuant to Sections 141(b) and 242 of the General Corporation Law of the State of Delaware, at a regular meeting duly convened and held on February 22, 2005, the Board of Directors of the Corporation found that the following proposed amendment of the Certificate of Incorporation of the Corporation was advisable and directed that such proposed amendment be submitted for consideration and action thereon by the stockholders of the Corporation at an annual meeting of stockholders called pursuant to notice given in accordance with Section 222 of the General Corporation Law of the State of Delaware:

The first paragraph of Article Fourth of the Certificate of Incorporation of the Corporation, as amended, shall be deleted in its entirety and the following two paragraphs shall be substituted therefor:

The total number of shares of all classes of stock which the Corporation shall have authority to issue is two hundred fifty million one hundred thousand (250,100,000) shares, consisting of (i) two hundred fifty million (250,000,000) shares of Common Stock, par value $0.01 per share (“Common Stock”), and (ii) one hundred thousand (100,000) shares of Preferred Stock, par value $0.01 per share (“Preferred Stock”). The Preferred Stock may be issued from time to time in one or more series.

At the time that this Certificate of Amendment becomes effective pursuant to the General Corporation Law of the State of Delaware (the “Effective Time”), each fourteen (14) shares of the Corporation’s Common Stock then issued and outstanding (the “Old Common Stock”) shall, automatically and without any action on the part of the respective holders thereof, be combined, converted and changed into one (1) share of Common Stock of the Corporation; provided, however, that the Corporation shall issue no fractional shares as a result of the actions set forth herein but shall instead pay cash consideration to the holder of any such fractional share in accordance with the next succeeding sentence and, provided further, that neither the number of shares of Common Stock authorized pursuant to the first sentence of this Article Fourth nor the par value of such shares shall be altered. As contemplated by the preceding sentence, a holder who otherwise would be entitled to receive a fraction of a share of Common Stock shall, in lieu thereof, receive the fair market value thereof, determined by multiplying the number of shares of Old Common Stock resulting in such fraction by the average of the closing sales prices of the Old Common Stock as reported by The American Stock Exchange on the five (5) trading days prior to the date on which this Certificate of Amendment is filed with the Secretary of State of the State of Delaware. Each stock certificate that, immediately prior to the Effective Time, represented shares of Old Common Stock then outstanding shall, from and after the Effective Time, automatically and without the necessity of presenting the same for exchange, represent that number of whole shares of Common Stock outstanding after the Effective Time into which the shares of Old Common Stock represented by such certificate shall have been reclassified (as well as the right to receive cash in lieu of any fractional shares of Common Stock as set forth above); provided, however, that each holder of record of a certificate that represented shares of Old Common Stock shall receive, upon surrender of such certificate, a new certificate representing the number of whole shares of Common Stock into which the shares of Old Common Stock represented by such certificate shall have been reclassified, as well as any cash in lieu of fractional shares of Common Stock to which such holder may be entitled pursuant to this Article Fourth.

3. Pursuant to Section 242 of the General Corporation Law of the State of Delaware, the holders of a majority of the issued and outstanding shares of capital stock of the Corporation entitled to vote on the matter voted in favor of, approved and adopted, the foregoing proposed amendment of the Certificate of Incorporation of the Corporation, as amended, at an annual meeting of stockholders duly convened and held on May 19, 2005.

4. The foregoing amendment of the Certificate of Incorporation of the Corporation, as amended, was duly adopted in accordance with the provisions of Sections 141 and 242 of the General Corporation Law of the State of Delaware.

5. This Certificate of Amendment shall become effective at 5:00 p.m. Eastern Time on                     , 200    .

The Corporation has caused this Certificate of Amendment to be signed and executed in its corporate name by its President and attested to by its Secretary, who declare, affirm, acknowledge and certify, under the penalties of perjury, that this is their free act and deed and that the facts stated herein are true as of the      day of                     , 200    .

ATTEST		CELSION CORPORATION, a Delaware corporation

By:		By:
	Anita J. Finkelstein Secretary		Augustine Y. Cheung President

A-8(ii)

APPENDIX A-9 TO
CELSION CORPORATION
PROXY STATEMENT

CERTIFICATE OF AMENDMENT

OF THE

CERTIFICATE OF INCORPORATION

OF

CELSION CORPORATION

Celsion Corporation (the “Corporation”), a corporation duly organized and existing under the General Corporation Law of the State of Delaware, does, by Augustine Y. Cheung, its President, hereby certify that:

1. The name of the Corporation is Celsion Corporation. The original Certificate of Incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on May 17, 2000. A Certificate of Ownership and Merger was filed with the Secretary of State of the State of Delaware on August 17, 2000. Certificates of Designations designating Series A, Series B and Series C Preferred Stock were filed with the Secretary of State of the State of Delaware on August 17, 2000, May 29, 2002 and August 20, 2002, respectively, and Certificates of Amendment were so filed on June 5, 2001, November 8, 2002 and May 26, 2004.

2. Pursuant to Sections 141(b) and 242 of the General Corporation Law of the State of Delaware, at a regular meeting duly convened and held on February 22, 2005, the Board of Directors of the Corporation found that the following proposed amendment of the Certificate of Incorporation of the Corporation was advisable and directed that such proposed amendment be submitted for consideration and action thereon by the stockholders of the Corporation at an annual meeting of stockholders called pursuant to notice given in accordance with Section 222 of the General Corporation Law of the State of Delaware:

The first paragraph of Article Fourth of the Certificate of Incorporation of the Corporation, as amended, shall be deleted in its entirety and the following two paragraphs shall be substituted therefor:

The total number of shares of all classes of stock which the Corporation shall have authority to issue is two hundred fifty million one hundred thousand (250,100,000) shares, consisting of (i) two hundred fifty million (250,000,000) shares of Common Stock, par value $0.01 per share (“Common Stock”), and (ii) one hundred thousand (100,000) shares of Preferred Stock, par value $0.01 per share (“Preferred Stock”). The Preferred Stock may be issued from time to time in one or more series.

At the time that this Certificate of Amendment becomes effective pursuant to the General Corporation Law of the State of Delaware (the “Effective Time”), each fifteen (15) shares of the Corporation’s Common Stock then issued and outstanding (the “Old Common Stock”) shall, automatically and without any action on the part of the respective holders thereof, be combined, converted and changed into one (1) share of Common Stock of the Corporation; provided, however, that the Corporation shall issue no fractional shares as a result of the actions set forth herein but shall instead pay cash consideration to the holder of any such fractional share in accordance with the next succeeding sentence and, provided further, that neither the number of shares of Common Stock authorized pursuant to the first sentence of this Article Fourth nor the par value of such shares shall be altered. As contemplated by the preceding sentence, a holder who otherwise would be entitled to receive a fraction of a share of Common Stock shall, in lieu thereof, receive the fair market value thereof, determined by multiplying the number of shares of Old Common Stock resulting in such fraction by the average of the closing sales prices of the Old Common Stock as reported by The American Stock Exchange on the five (5) trading days prior to the date on which this Certificate of Amendment is filed with the Secretary of State of the State of Delaware. Each stock certificate that, immediately prior to the Effective Time, represented shares of Old Common Stock then outstanding shall, from and after the Effective Time, automatically and without the necessity of presenting the same for exchange, represent that number of whole shares of Common Stock outstanding after the Effective Time into which the shares of Old Common Stock represented by such certificate shall have been reclassified (as well as the right to receive cash in lieu of any fractional shares of Common Stock as set forth above); provided, however, that each holder of record of a certificate that represented shares of Old Common Stock shall receive, upon surrender of such certificate, a new certificate representing the number of whole shares of Common Stock into which the shares of Old Common Stock represented by such certificate shall have been reclassified, as well as any cash in lieu of fractional shares of Common Stock to which such holder may be entitled pursuant to this Article Fourth.

3. Pursuant to Section 242 of the General Corporation Law of the State of Delaware, the holders of a majority of the issued and outstanding shares of capital stock of the Corporation entitled to vote on the matter voted in favor of, approved and adopted, the foregoing proposed amendment of the Certificate of Incorporation of the Corporation, as amended, at an annual meeting of stockholders duly convened and held on May 19, 2005.

4. The foregoing amendment of the Certificate of Incorporation of the Corporation, as amended, was duly adopted in accordance with the provisions of Sections 141 and 242 of the General Corporation Law of the State of Delaware.

5. This Certificate of Amendment shall become effective at 5:00 p.m. Eastern Time on                     , 200    .

The Corporation has caused this Certificate of Amendment to be signed and executed in its corporate name by its President and attested to by its Secretary, who declare, affirm, acknowledge and certify, under the penalties of perjury, that this is their free act and deed and that the facts stated herein are true as of the      day of                     , 200    .

ATTEST		CELSION CORPORATION, a Delaware corporation

By:		By:
	Anita J. Finkelstein Secretary		Augustine Y. Cheung President

A-9(ii)

PROXY CARD

IN CONNECTION WITH 2005 ANNUAL MEETING OF STOCKHOLDERS

CELSION CORPORATION

10220-L OLD COLUMBIA ROAD

COLUMBIA, MARYLAND 21046-2364

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF CELSION CORPORATION

The undersigned stockholder of CELSION CORPORATION (the “Company”) hereby appoints Augustine Y. Cheung and Anita J. Finkelstein, and each of them, as lawful attorneys and proxies, with several power of substitution, for and in the name of the undersigned, to represent and vote, as designated below, all shares of the Common Stock of the Company which the undersigned is entitled to vote on all matters, except as specifically indicated below, at the Annual Meeting of the Stockholders of the Company to be held at ten o’clock AM local time on Thursday, May 19, 2005 at the Four Points by Sheraton BWI Hotel, located at 7032 Elm Rd., Baltimore, MD 21240, or at any adjournment, postponement or rescheduling thereof (collectively, the “Annual Meeting”). The undersigned hereby revokes any and all previous proxies with respect to the matters covered by this proxy and the voting of such shares at the Annual Meeting and acknowledges receipt of Notice of the Annual Meeting and the Proxy Statement in connection therewith.

PROPOSAL NO. 1: ELECTION OF DIRECTORS

☐	FOR the nominee listed below	☐	WITHHOLD AUTHORITY as to the
nominee listed below

Nominee: Dr. Claude Tihon

INSTRUCTION: To withhold authority to vote for the nominee, check the appropriate box set forth above.

PROPOSAL NO. 2:	TO APPROVE A SERIES OF AMENDMENTS TO THE CERTIFICATE OF INCORPORATION OF THE COMPANY, AS AMENDED (THE “CERTIFICATE OF INCORPORATION”) TO EFFECT A REVERSE STOCK SPLIT OF THE COMPANY’S COMMON STOCK AT ONE OF NINE RATIOS.

PROPOSAL NO. 2(a):	TO APPROVE AN AMENDMENT TO THE COMPANY’S CERTIFICATE OF INCORPORATION TO EFFECT A REVERSE STOCK SPLIT AT AN EXCHANGE RATIO OF ONE-FOR-SEVEN.

	FOR	AGAINST	ABSTAIN
	☐	☐	☐

PROPOSAL NO. 2(b):	TO APPROVE AN AMENDMENT TO THE COMPANY’S CERTIFICATE OF INCORPORATION TO EFFECT A REVERSE STOCK SPLIT AT AN EXCHANGE RATIO OF ONE-FOR-EIGHT.

	FOR	AGAINST	ABSTAIN
	☐	☐	☐

PROPOSAL NO. 2(c):	TO APPROVE AN AMENDMENT TO THE COMPANY’S CERTIFICATE OF INCORPORATION TO EFFECT A REVERSE STOCK SPLIT AT AN EXCHANGE RATIO OF ONE-FOR-NINE.

	FOR	AGAINST	ABSTAIN
	☐	☐	☐

PROPOSAL NO. 2(d):	TO APPROVE AN AMENDMENT TO THE COMPANY’S CERTIFICATE OF INCORPORATION TO EFFECT A REVERSE STOCK SPLIT AT AN EXCHANGE RATIO OF ONE-FOR-TEN.

	FOR	AGAINST	ABSTAIN
	☐	☐	☐

PROPOSAL NO. 2(e):	TO APPROVE AN AMENDMENT TO THE COMPANY’S CERTIFICATE OF INCORPORATION TO EFFECT A REVERSE STOCK SPLIT AT AN EXCHANGE RATIO OF ONE-FOR-ELEVEN.

	FOR	AGAINST	ABSTAIN
	☐	☐	☐

PROPOSAL NO. 2(f):	TO APPROVE AN AMENDMENT TO THE COMPANY’S CERTIFICATE OF INCORPORATION TO EFFECT A REVERSE STOCK SPLIT AT AN EXCHANGE RATIO OF ONE-FOR-TWELVE.

	FOR	AGAINST	ABSTAIN
	☐	☐	☐

PROPOSAL NO. 2(g):	TO APPROVE AN AMENDMENT TO THE COMPANY’S CERTIFICATE OF INCORPORATION TO EFFECT A REVERSE STOCK SPLIT AT AN EXCHANGE RATIO OF ONE-FOR-THIRTEEN.

	FOR	AGAINST	ABSTAIN
	☐	☐	☐

PROPOSAL NO. 2(h):	TO APPROVE AN AMENDMENT TO THE COMPANY’S CERTIFICATE OF INCORPORATION TO EFFECT A REVERSE STOCK SPLIT AT AN EXCHANGE RATIO OF ONE-FOR-FOURTEEN.

	FOR	AGAINST	ABSTAIN
	☐	☐	☐

PROPOSAL NO. 2(i):	TO APPROVE AN AMENDMENT TO THE COMPANY’S CERTIFICATE OF INCORPORATION TO EFFECT A REVERSE STOCK SPLIT AT AN EXCHANGE RATIO OF ONE-FOR-FIFTEEN.

	FOR	AGAINST	ABSTAIN
	☐	☐	☐

INSTRUCTION: You should vote separately on each of Proposals No. 2(a) through 2(i).

PROPOSAL NO. 3:	TO RATIFY THE APPOINTMENT OF STEGMAN & COMPANY AS INDEPENDENT PUBLIC ACCOUNTANTS OF THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 2005.

	FOR	AGAINST	ABSTAIN
	☐	☐	☐

PROPOSAL NO. 4:	TO GRANT THE PROXY HOLDERS DISCRETIONARY AUTHORITY TO VOTE TO ADJOURN OR POSTPONE THE ANNUAL MEETING IN ORDER TO PERMIT SOLICITATION OF ADDITIONAL PROXIES.

	FOR	AGAINST	ABSTAIN
	☐	☐	☐

DISCRETIONARY AUTHORITY:

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED ENVELOPE.

THIS PROXY, WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED HEREIN. IF NO INSTRUCTIONS ARE GIVEN, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED “IN FAVOR” OF EACH OF THE DIRECTORS NAMED IN PROPOSAL NO. 1, IN FAVOR OF EACH OF PROPOSALS NO. 2(a), NO. 2(b), NO. 2(c), NO. 2(d), NO. 2(e), NO. 2(f), NO. 2(g), NO. 2(h) and NO. 2(i), “IN FAVOR” OF PROPOSAL NO. 3, “IN FAVOR” OF PROPOSAL NO. 4 AND IN THE DISCRETION OF THE PROXY HOLDERS AS TO OTHER MATTERS.

PLEASE DATE AND SIGN THIS PROXY EXACTLY AS YOUR NAME APPEARS HEREON.

Date	Signature of Owner

`
Additional Signature of Joint Owner (if any)

If stock is jointly held, each joint owner should sign. When signing as attorney-in-fact, executor, administrator, trustee, guardian, corporate officer or partner, please give full title.

TO VOTE IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS, JUST SIGN, DATE AND RETURN THIS PROXY—NO BOXES NEED BE CHECKED.

CELSION [LOGO]CELSION CORPORATION

VOTE BY INTERNET—www.proxyvote.com

Use the Internet to transmit your voting instructions and for election and delivery information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site. You will be prompted to enter your 12-digit Control Number, which is located below, to obtain your records and to create an electronic voting instruction form.

10220-L OLD COLUMBIA ROAD COLUMBIA, MARYLAND, 21046-2364

VOTE BY PHONE—1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off or meeting date. Have your proxy card in hand when you call. You will be prompted to enter your 12-digit Control Number, which is located below, and then follow the simple instructions the Voice Vote provides you.

VOTE BY MAIL Mark, sign, and date your proxy card and return it in the postage-paid envelope we have provided or return it to Celsion Corporation, c/o ADP, 51 Mercedes Way, Edgewood, NY 11717.